--------------------------------------------------------------------------------
                                                               TAX-EXEMPT INCOME
--------------------------------------------------------------------------------

Alliance Municipal
Income Fund

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 7, 2000

Dear Shareholder:

This report provides municipal market activity and investment results for Alliance Municipal Income Fund's (the "Fund") annual reporting period ending October 31, 2000.

Investment Objective And Policies

The five Portfolios of this open-end Fund, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state personal income tax that is available without assuming undue risk. These securities generally offer current yields above those of higher-quality municipal obligations.

Investment Results

Each Portfolio's Class A share total returns at net asset value (NAV) for the six- and 12-month periods ended October 31, 2000 are shown below along with the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Fund's Lipper Rankings are also shown. Lipper Rankings are based on each Portfolio's return among the returns of its peer group of funds.

Over the past year, the Fund's portfolios, for the most part, underperformed the Lehman Brothers Municipal Bond Index, but outperformed their respective Lipper Averages when measured against the various national and state-specific peer groups. The Fund's underperformance versus its benchmark is a result of the benchmark's composition relative to the Fund. The benchmark is comprised of shorter, more actively traded bonds, while the Fund tends to focus on longer maturity bonds. While the benchmark's shorter term bonds fared better during the period under review, our strategy is to focus on longer term bonds with longer periods of call protection. Over the long-term, the Fund's portfolios have consistently outperformed their respective Lipper peer groups for the periods shown in the accompanying table on the next page. Year-to-date, due to portfolio repositioning, we have outperformed the portfolio's peer groups. We believe that this timely and strategic portfolio repositioning will lead to consistent, superior long-term performance.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                          ---------------------
                             Total Returns
                          ---------------------
Portfolio                 6 Months    12 Months
------------------------------------------------
California                 6.86%         8.38%
------------------------------------------------
Insured
California                 7.40%        10.02%
------------------------------------------------
National                   5.93%         6.95%
------------------------------------------------
Insured
National                   6.02%         7.84%
------------------------------------------------
New York                   5.81%         8.42%
------------------------------------------------
Lehman
Brothers
Municipal
Bond Index                 5.73%         8.51%
------------------------------------------------
(See footnotes on next page.)


--------------------------------------------------------------------------------
                                              ALLIANCE MUNCIPIAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

                          ----------------------------------------------------
                                         Lipper Rankings**
                          ----------------------------------------------------
For Each State Specific Lipper Municipal Debt Funds Average
Periods Ended October 31, 2000

                           Lipper        Lipper        Lipper        Lipper
                          Rankings      Rankings      Rankings      Rankings
                          1 Year**      3 Year**      5 Year**      10 Year**
------------------------------------------------------------------------------
California                 84/109         6/97          2/84         3/40
------------------------------------------------------------------------------
Insured California          6/23          4/23          3/22          4/7
------------------------------------------------------------------------------
National                   175/265       134/224       48/184        17/84
------------------------------------------------------------------------------
Insured National            27/50         33/47         6/42         4/18
------------------------------------------------------------------------------
New York                   32/106         22/94         2/82         5/36
------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each Portfolio's Class A shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund. Past performance is no guarantee of future results.

** Lipper Rankings are based on each Portfolio's return among the returns of its peer group of funds, as represented by the respective state specific Lipper Municipal Debt Funds Average. Funds in the Lipper averages generally have similar investment objectives to the Fund, although some may have different investment policies. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund. SEC average annual total returns can be found on page 13.

      Additional performance information can be found on pages 6-13.

Market Overview

For the fiscal year ended October 31, 2000, municipal bonds delivered strong after-tax performance both on an absolute basis and relative to other fixed income sectors. The Lehman Brothers Municipal Bond Index outperformed its comparable taxable bond U.S. Aggregate Bond Index by 1.89% on an after-tax basis. The path to this performance, however, has been anything but smooth. After declining in late 1999, municipal bond prices remained in a narrow trading range for the first six months of this year. Over the summer months, however, municipal bond prices rebounded sharply with price gains of over 4%. We believe the rally in municipal bond prices was caused by the strong improvement in the U.S. Treasury bond market, the ongoing dearth of new issues, and continued demand for municipal bonds from individual investors.

Despite the relative strength of the municipal bond market, however, municipal bond yields are still higher than


--------------------------------------------------------------------------------
2 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

after-tax yields on comparable Treasury and corporate bonds. We believe this yield differential makes municipal bonds one of the most attractive investments in the fixed income markets today. Federal Reserve policy and U.S. Treasury Department policies have significantly impacted municipal bond prices this year. The Federal Reserve Board's three short-term interest rate hikes over the past nine months, and the uncertainty regarding future Federal Reserve Board policy decisions, has led to considerable market volatility. As the summer progressed and inflationary pressures subsided, pressure for additional rate hikes subsided. This emerging consensus among investors that the Federal Reserve would leave short-term rates unchanged contributed to higher prices on long-term bonds. The U.S. Treasury's ongoing repurchase of outstanding Treasury bonds and notes has also helped bond prices, along with reduced issuance of new government debt, because of the large federal budget surplus.

The most significant technical factor driving the direction of municipal bond prices has been the imbalance between supply and demand. Increased demand for municipal bonds continues to out-strip the available supply, pushing prices of outstanding issues higher. In the current interest rate environment, few municipal issuers find it economic to issue new bonds to refinance older debt. As a result, the supply of new tax-exempt bond issues year-to-date was down 20% when compared to the first nine months of 1999. On the demand side, traditional buyers of municipal bonds are now competing with a new group of investors seeking to conservatively invest new wealth created from their employment or investments in the technology sector of the economy. Despite the recent stock market downturn, we anticipate this new source of demand for municipal debt to remain quite strong well into the future. The overall strong fiscal health of state and local governments has continued to improve the credit quality of municipal bonds. Fed by record sales and income tax collections, state and local governments have been able to strengthen their balance sheets by paying down higher cost debt, creating "rainy day" funds and establishing other financial controls. This improving credit trend is supported by data from the major bond credit rating services, Moody's and Standard & Poor's. For example, Moody's reports that municipal bond credit upgrades outpaced downgrades six to one, on a dollar volume basis, for the first half of 2000.

Investment Strategy

Market conditions over the past year allowed us to continue pursuing our long-held investment strategy of maximizing current income while protecting against the risk of early redemption of bonds we hold with attractive coupon rates. During the market downturn earlier this year, we aggressively re-positioned the Fund's portfolio by selling shorter duration securities in favor of bonds with equal or higher coupons, but longer periods of call protection. For long-term investors such as ourselves, call protection is crucial because it protects against reinvestment risk: when rates decline, call-protected bonds restrict the ability of borrowers to pay down the debt prior to the first


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

optional call date. Because we actively seek out call-protected bonds for the portfolio when interest rates are high, as interest rates decline, the portfolio benefits from enhanced price appreciation potential and above-market interest income. Our investment strategy relies on the premise that over time, call protection and strong current income will deliver better performance than alternative strategies.

A second portion of our investment strategy is to rely upon strong fundamental research into the credit quality of the issuers of the tax-exempt securities we purchase. By having a dedicated research capability, we are able to look beyond the credit ratings of a given issue assigned by the rating agencies to make our own assessment of the relative value of the offering. Our research process has supported investment decisions to both purchase lower-rated securities with improving credit fundamentals and to sell higher-rated securities with deteriorating financial strength.

The third leg of our investment strategy is to take maximum advantage of price declines in the portfolio to offset future taxable gains. Because only the interest earned from municipal bonds is tax-exempt, we must be careful to avoid realizing net gains from price appreciation that could cause us to include taxable income in distributions from the funds. To help manage the tax position of the Fund, during market downturns we will sell, at a loss, securities which have performed well individually but are priced below our cost. This creates a tax-loss carry forward that we can use during strong markets to offset gains from sales or more often, early redemptions of other bonds in the Fund.

Outlook

The outlook for the municipal bond market remains favorable. The fundamental strength of the domestic U.S. economy will continue to benefit the fiscal health of state and local governments. As a result, we expect to see the improving credit quality trend in the municipal bond market continuing. On the macro level, we anticipate that the Federal Reserve will remain vigilant in its efforts to contain the risk of inflation. Despite rising oil prices and other inflationary pressures, we believe that productivity improvements in the workplace and the large savings base created by the 1990s bull market in equities will constrain price inflation.

We anticipate that markets will remain somewhat volatile due to high oil prices, political uncertainty and global instability in regions such as the Middle East. However, the long-term trend towards lower inflation and lower interest rates should continue. A broader demographic trend that is benefiting municipal bonds is the aging of our population in a time when life expectancies are increasing. Retirees are turning to municipal bonds for the same reasons as younger technology entrepreneurs: safety and tax-exempt income.

Volatility in stock market prices also contributes to individuals and financial advisors seeking a safe haven for assets in municipal bonds. Our strategy in managing your assets has always been long-term in perspective. In the current


--------------------------------------------------------------------------------
4 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO          John D.
OMITTED]        Carifa

[PHOTO          Susan P.
OMITTED]        Keenan

Portfolio Manager, Susan P.
Keenan, also heads the Municipal
Bond Department. She has over 20
years of investment experience.

market, volatility enhances our ability to reposition your portfolios. We view increases in interest rates as a buying opportunity. On those occasions, we will look to improve the level of tax exempt income earned, reduce the Fund's exposure to reinvestment risk and seek out municipal bonds with improving credit potential.

The Alliance Municipal Income team is proud of the strong performance we have delivered over the past 12 months and our excellent long-term investment record. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

National Portfolio
10/31/90 to 10/31/00

[The following was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

National Portfolio Class A at NAV:              $19,762
Lehman Brothers Municipal Bond Index:           $20,114
National Portfolio Class A at offering:         $18,923


Insured National Portfolio
10/31/90 to 10/31/00

[The following was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Insured National Portfolio Class A at NAV:      $19,413
Lehman Brothers Municipal Bond Index:           $20,114
Insured National Portfolio Class A at offering: $18,582


California Portfolio
10/31/90 to 10/31/00

[The following was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

California Portfolio Class A at NAV:            $20,373
Lehman Brothers Municipal Bond Index:           $20,114
California Portfolio Class A at offering:       $19,498

Please see mountain chart footnotes on page 7.


--------------------------------------------------------------------------------
6 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

Insured California Portfolio
10/31/90 to 10/31/00

[The following was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Insured California Portfolio Class A at NAV:            $19,670
Lehman Brothers Municipal Bond Index:                   $20,114
Insured California Portfolio Class A at offering:       $18,836


New York Portfolio
10/31/90 to 10/31/00

[The following was depicted as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

New York Portfolio Class A at NAV:                      $20,091
Lehman Brothers Municipal Bond Index:                   $20,114
New York Portfolio Class A at offering:                 $19,236

Each chart illustrates the total value of an assumed $10,000 investment in each of Alliance Municipal Income Fund's Class A shares (from 10/31/90 to 10/31/00). The charts reflect the deduction of the maximum 4.25% sales charges from initial $10,000 investments in the Portfolios and assume the reinvestment of dividends and capital gains. Performance at NAV (net asset value) does not reflect sales charges, which reduce total return figures. Performance for Class B and Class C shares will vary from the results shown in these illustrations due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

When comparing an Alliance Municipal Income Fund Portfolio to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including an Alliance Municipal Income Fund Portfolio.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2000

CALIFORNIA PORTFOLIO
BOND QUALITY RATING

o    35.06% AAA
o    26.47% AA
o     6.75% A                                  [PIE CHART OMITTED]
o     8.08% BBB
o    23.64% NR

INCEPTION DATE
(Class A Shares)
12/29/86

INSURED CALIFORNIA PORTFOLIO
BOND QUALITY RATING

o    80.06% AAA
o     3.03% AA                                 [PIE CHART OMITTED]
o    16.91% A

INCEPTION DATE
(Class A Shares)
11/21/85

NATIONAL PORTFOLIO
BOND QUALITY RATING

o    33.64% AAA
o    15.47% AA
o     7.00% A                                  [PIE CHART OMITTED]
o    30.82% BBB
o    13.07% NR

INCEPTION DATE
(Class A Shares)
12/29/86

All data as of October 31, 2000. Each portfolio's quality breakdown is expressed as a percentage of the portfolio's total investments and may vary over time.

NR: non-rated.


--------------------------------------------------------------------------------
8 o ALLIANCE MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------
PORTFOLIO SUMMARY
October 31, 2000

INSURED NATIONAL PORTFOLIO
BOND QUALITY RATING

o    68.41% AAA
o    17.87% AA                                 [PIE CHART OMITTED]
o    13.72% A

INCEPTION DATE
(Class A Shares)
12/29/86


NEW YORK PORTFOLIO
BOND QUALITY RATING

o    27.42% AAA
o    21.41% AA
o    37.44% A                                  [PIE CHART OMITTED]
o    13.07% BBB
o     0.66% NR

INCEPTION DATE
(Class A Shares)
12/29/86

All data as of October 31, 2000. Each portfolio's quality breakdown is expressed as a percentage of the portfolio's total investments and may vary over time.

NR: non-rated.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of October 31, 2000

LIPPER MUNICIPAL DEBT FUNDS AVERAGES*
Periods Ended October 31, 2000

                        Lipper      Lipper     Lipper     Lipper     Lipper
                        Average    Average    Average    Average     Average
Portfolio              6 Months*  12 Months*  3 Years*   5 Years*   10 Years*
-----------            ---------  ----------  --------   --------   ---------
California              6.47%       8.94%      3.78%      5.07%      6.66%
Insured California      6.40%       9.48%      4.02%      5.17%      7.10%
National                5.15%       7.36%      3.32%      4.64%      6.64%
Insured National        5.36%       8.01%      3.42%      4.51%      6.52%
New York                5.41%       7.91%      3.46%      4.66%      6.56%

Portfolio              6 Months*  12 Months*
-----------            ---------  ----------
California              6.86%       8.38%
Insured California      7.40%      10.02%
National                5.93%       6.95%
Insured National        6.02%       7.84%
New York                5.81%       8.42%

* The Lipper General Municipal Debt Funds Average reflects performance of 277 funds for the six-month period, 265 funds for the 12-month period, 224 for the three-year period, 184 for the five-year period and 84 funds for the 10-year period. The Lipper Insured Municipal Debt Funds Average reflects performance of 50, 50, 47, 42 and 18 funds for the six-month, 12-month, three-, five- and 10-year periods. The Lipper California Municipal Debt Funds Average reflects performance of 116, 109, 97, 84 and 40 funds for the above time periods. The Insured California Municipal Debt Funds Average reflects performance of 23, 23, 23, 22 and 7 funds for the above time periods. The Lipper New York Municipal Debt Funds Average reflects performance of 109, 106, 94, 82 and 36 funds for the same time periods, respectively. Funds in the Lipper averages generally have similar investment objectives to the applicable Alliance Municipal Income Fund Portfolios, although some may have different investment policies. Past performance is no guarantee of future results. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund.


--------------------------------------------------------------------------------
10 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS
As of October 31, 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

----------------------------------------------------------------------------------------------
                              Without Sales Charges              With Sales Charges
----------------------------------------------------------------------------------------------
                                                     Since                               Since
                        1 Year  5 Year  10 Year  Inception  1 Year  5 Year  10 Year  Inception
----------------------------------------------------------------------------------------------
National Portfolio
  Class A                6.95%   5.09%   7.05%      7.16%   2.45%   4.19%    6.59%      6.82%
  Class B                6.32%   4.39%     N/A      5.18%   3.32%   4.39%      N/A      5.18%
  Class C                6.32%   4.40%     N/A      4.62%   5.32%   4.40%      N/A      4.62%

California Portfolio
  Class A                8.38%   6.31%   7.38%      7.45%   3.77%   5.40%    6.91%      7.11%
  Class B                7.60%   5.56%     N/A      5.75%   4.60%   5.56%      N/A      5.75%
  Class C                7.60%   5.57%     N/A      5.40%   6.60%   5.57%      N/A      5.40%

New York Portfolio
  Class A                8.42%   5.74%   7.23%      6.66%   3.80%   4.82%    6.76%      6.32%
  Class B                7.61%   4.98%     N/A      5.31%   4.61%   4.98%      N/A      5.31%
  Class C                7.72%   5.00%     N/A      4.74%   6.72%   5.00%      N/A      4.74%

Insured National
Portfolio
  Class A                7.84%   5.04%   6.86%      6.80%   3.30%   4.13%    6.39%      6.47%
  Class B                7.10%   4.32%     N/A      5.14%   4.10%   4.32%      N/A      5.14%
  Class C                6.98%   4.32%     N/A      4.55%   5.98%   4.32%      N/A      4.55%

Insured California
Portfolio
  Class A               10.02%   5.65%   7.00%      7.26%   5.36%   4.74%    6.54%      6.95%
  Class B                9.27%   4.89%     N/A      5.37%   6.27%   4.89%      N/A      5.37%
  Class C                9.27%   4.89%     N/A      4.80%   8.27%   4.89%      N/A      4.80%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

N/A: Not applicable.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 11

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of October 31, 2000

ALLIANCE MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
                                                Taxable-Equivalent Yield in
Portfolio                30 Day SEC Yield*      36% Tax Bracket (at NAV)**
--------------------------------------------------------------------------------
National Portfolio
  Class A                      5.50%                       8.47%
  Class B                      5.04%                       7.41%
  Class C                      5.05%                       7.41%
California Portfolio
  Class A                      5.14%                       8.94%
  Class B                      4.66%                       7.73%
  Class C                      4.67%                       7.73%
New York Portfolio
  Class A                      5.74%                       9.38%
  Class B                      5.28%                       8.10%
  Class C                      5.26%                       8.08%
Insured National Portfolio
  Class A                      4.82%                       7.98%
  Class B                      4.34%                       6.92%
  Class C                      4.35%                       6.92%
Insured California Portfolio
  Class A                      4.34%                       8.25%
  Class B                      3.84%                       6.98%
  Class C                      3.84%                       6.98%

* SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2000.

** The taxable-equivalent yield is based on NAV and a 36% marginal Federal income tax rate and maximum state, city and local taxes, where applicable.


--------------------------------------------------------------------------------
12 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

--------------------------------------------------------------------------------
                                                                    Since
Portfolio              1 Year        5 Years      10 Years      Inception
--------------------------------------------------------------------------------
National Portfolio
  Class A              -0.79%          4.44%         6.60%          6.79%
  Class B               0.08%          4.65%         N/A            5.12%
  Class C               2.04%          4.66%         N/A            4.56%
California Portfolio
  Class A               1.38%          5.72%         7.00%          7.10%
  Class B               2.12%          5.88%         N/A            5.76%
  Class C               4.22%          5.90%         N/A            5.38%
New York Portfolio
  Class A               1.34%          5.10%         6.75%          6.30%
  Class B               2.07%          5.23%         N/A            5.26%
  Class C               4.06%          5.23%         N/A            4.68%
Insured National
  Class A               0.04%          4.28%         6.43%          6.42%
  Class B               0.62%          4.48%         N/A            5.05%
  Class C               2.61%          4.48%         N/A            4.46%
Insured California
  Class A               2.71%          4.94%         6.60%          6.88%
  Class B               3.44%          5.09%         N/A            5.22%
  Class C               5.44%          5.09%         N/A            4.65%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

N/A: Not applicable.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 13

------------------------
NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

       MUNICIPAL BONDS-107.0%

       Long Term Municipal Bonds-106.6%
       Arizona-1.9%
NR     Goodyear Assmt. Dist
       #1 (Palm Valley) Ser 96C
       7.25%, 7/01/16...........................        $ 1,000    $  1,066,000
AAA    Maricopa Cnty
       Hosp Rev (Cath Hlth West) MBIA Ser 93
       6.674%, 7/01/13..........................          2,700       2,804,922
AA-    Mohave Cnty IDR
       (Cargill/No Star Steel Proj) Ser 95A AMT
       6.70%, 3/01/20...........................          7,300       7,821,001
                                                                   ------------
                                                                     11,691,923
                                                                   ------------
       California-1.6%
NR     Alameda Assmt. Dist
       (Harbor Bay Park) Ser 98
       5.50%, 9/02/12...........................          2,130       2,166,913
BB-    California PCR Financing Authority
       (Browning Ferris) AMT
       5.80%, 12/01/16..........................          3,125       2,766,312
NR     Los Angeles Cnty Comm Fac Dist
       #92-1 (Castaic Union SD/Northlake Proj)
       Ser 92
       9.00%, 10/01/19..........................          4,700       5,050,479
                                                                   ------------
                                                                      9,983,704
                                                                   ------------
       Colorado-4.7%
BB+    Denver City & Cnty Arpt Auth
       (United Airlines) Ser 92A AMT
       6.875%, 10/01/32.........................         29,075      29,334,349
                                                                   ------------
       Connecticut-1.7%
BB+    Connecticut Dev Auth PCR
       (Ct Light & Pwr Co Proj) Ser 93 AMT
       5.95%, 9/01/28...........................         11,000      10,305,350
                                                                   ------------
       Florida-23.1%
Aaa    Brevard Cnty HFA SFMR
       (Mortgage) FHA/VA Ser 94 AMT
       6.70%, 9/01/27(b)........................          4,140       4,282,375
A      Broward Cnty HFA MFHR
       (Bridgewater Place) Ser 99 AMT
       5.50%, 4/01/41...........................          5,640       5,277,404


--------------------------------------------------------------------------------
14 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

NR     Clay Cnty Comm Dev
       (Crossings At Fleming Island) Ser 00C
       7.05%, 5/01/15...........................        $ 2,500    $  2,601,500
NR     Collier Cnty Comm Dev Dist
       (Heritage Greens) Ser 96
       8.25%, 5/01/18...........................          2,745       2,857,902
NR     Collier Cnty Comm Fac Dist
       (Fiddlers Creek) Ser 96
       7.50%, 5/01/18...........................         16,195      17,084,915
NR     Collier Cnty Comm Fac Dist
       (Fiddlers Creek) Ser 99A
       5.875%, 5/01/21..........................          9,305       8,701,292
NR     Collier Cnty Comm Fac Dist
       (Fiddlers Creek) Ser 99B
       5.80%, 5/01/21...........................          1,300       1,204,658
A      Collier Cnty HFA MFHR
       (Whistlers Grn Apts Proj) Ser 99A AMT
       5.45%, 6/01/39...........................          5,040       4,667,443
NR     Collier Cnty IDR
       (Southern St Util) Ser 96 AMT
       6.50%, 10/01/25..........................          4,105       4,151,304
AAA    Dade Cnty Arpt Rev
       (Miami Int'l) MBIA Ser 95B AMT
       6.00%, 10/01/24..........................          9,730      10,017,230
AAA    Florida HFA MFHR
       (Brittany of Rosemont) AMBAC
       Ser 95 AMT
       6.25%, 7/01/35...........................          1,350       1,394,631
AAA    Florida HFA MFHR
       (Landings at Boot Ranch) AMBAC
       Ser 95K AMT
       6.10%, 11/01/35..........................          2,050       2,104,468
AAA    Florida HFA MFHR
       (Logans Pointe Apts) Ser 99 AMT
       6.00%, 6/01/39...........................          1,550       1,594,129
A      Florida HFA MFHR
       (Spring Harbor Apts) Ser 99C-1 AMT
       5.90%, 8/01/39...........................          4,540       4,471,491
AAA    Hillsborough Cnty
       Arpt Rev (Tampa Int'l) FGIC Ser 96A AMT
       6.00%, 10/01/23..........................          1,500       1,540,725
AAA    Jacksonville Wtr & Swr
       (United Waterworks) AMBAC Ser 95 AMT
       6.35%, 8/01/25...........................          1,500       1,576,050
NR     Lee Cnty Comm Fac
       (Stoneybrook) Ser 98
       5.70%, 5/01/08...........................          2,735       2,687,657


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 15

------------------------
NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------
NR     Lee Cnty Comm Fac Dist
       (Herons Glen) Ser 99
       5.90%, 5/01/19...........................        $ 5,375    $  5,108,346
       6.00%, 5/01/29...........................          7,840       7,239,299
Aaa    Lee Cnty HFA SFMR
       (Mortgage Rev) GNMA/FNMA
       Ser 00A-1 AMT
       7.20%, 3/01/33(b)........................          1,465       1,635,409
NR     Manatee Cnty Comm Dev
       (Tara CDD #1) Ser 00B
       6.75%, 5/01/10...........................          6,795       6,889,926
A      Miami-Dade Cnty HFA MFHR
       (Country Club Villas) Ser 99A
       6.20%, 10/01/39..........................          5,145       5,199,691
NR     Northern Palm Beach Cnty Imp Dist
       #9A (ABACOA) Ser 96A
       7.30%, 8/01/27...........................         18,100      19,302,383
NR     Orange Cnty HFA MFHR
       (Loma Vista) Ser 99G AMT
       5.50%, 3/01/32...........................          6,500       6,103,630
A3     Orange Cnty HFA MFHR
       (Seminole PT Proj) Ser 99L AMT
       5.80%, 6/01/32(b)........................          6,855       6,652,024
NR     Orlando Assmt. Dist
       (Conroy Rd Proj) Ser 98A
       5.80%, 5/01/26...........................          3,250       2,968,518
Baa2   Volusia Cnty Ed Fac
       (Embry-Riddle Aero Univ) Ser 96A
       6.125%, 10/15/26(b)......................          7,060       7,114,856
                                                                   ------------
                                                                    144,429,256
                                                                   ------------
       Illinois-1.9%
Aaa    Chicago HFA SFMR
       (Mortgage) GNMA/FNMA Ser 99A AMT
       6.35%, 10/01/30(b).......................          2,500       2,610,175
AAA    Chicago HFA SFMR
       (Mortgage) GNMA/FNMA/FHLMC
       Ser 00A AMT
       5.60%, 9/01/19...........................          2,250       2,277,248
Aaa    Chicago HFA SFMR
       (Mortgage) GNMA/FNMA/FHLMC
       Ser 98A-1 AMT
       6.45%, 9/01/29(b)........................          2,565       2,740,523
Aaa    Chicago HFA SFMR
       (Mortgage) GNMA/FNMA/FHLMC
       Ser 98C-1 AMT
       6.30%, 9/01/29(b)........................          1,990       2,099,271


--------------------------------------------------------------------------------
16 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

Aaa    Chicago SFMR
       (Mortgage) GNMA/FNMA Ser 99C AMT
       7.05%, 10/01/30(b).......................        $ 2,140    $  2,300,136
                                                                   ------------
                                                                     12,027,353
                                                                   ------------
       Indiana-2.4%
BB+    Indianapolis Arpt Auth
       (United Airlines Maint Center Proj)
       Ser 95A AMT
       6.50%, 11/15/31..........................         12,200      11,713,708
BBB    Indianapolis Arpt Auth Spec Fac
       (Federal Express) Ser 98 AMT
       5.50%, 5/01/29...........................          3,500       3,039,015
                                                                   ------------
                                                                     14,752,723
                                                                   ------------
       Maine-0.9%
BBB+   Jay Environment Impt PCR
       (Int'l Paper) Ser 99 AMT
       6.25%, 9/01/23...........................          2,300       2,283,164
BBB+   Jay Environmental Impt PCR
       (Int'l Paper) Ser 99B AMT
       6.20%, 9/01/19...........................          3,000       3,020,850
                                                                   ------------
                                                                      5,304,014
                                                                   ------------
       Maryland-1.2%
Aa2    Maryland CDA SFMR
       (Housing) Ser 00A AMT
       6.10%, 7/01/38(b)........................          6,285       6,311,460
NR     Maryland IDR Eco Dev
       (Med Waste Assoc) Ser 89 AMT
       8.75%, 11/15/10(c).......................          1,365       1,023,750
                                                                   ------------
                                                                      7,335,210
                                                                   ------------
       Massachusetts-8.6%
AAA    Massachusetts HFA MFHR
       (Rental Hsg) AMBAC Ser 00A AMT
       6.00%, 7/01/41...........................          8,000       8,042,160
AAA    Massachusetts HFA MFHR
       (Rental Hsg) MBIA Ser 99H AMT
       6.65%, 7/01/41...........................         18,480      19,349,115
AAA    Massachusetts HFA MFHR
       (Residential Dev) AMBAC Ser 93A
       6.15%, 10/01/15..........................          3,500       3,600,240
AAA    Massachusetts HFA SFMR
       (Residential Dev) FNMA Ser 92A
       6.90%, 11/15/24..........................          2,500       2,604,250
AAA    Massachusetts Port Auth Spec Fac
       (BosFuel Corp) MBIA Ser 97 AMT
       6.00%, 7/01/36...........................         15,165      15,429,781


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 17

------------------------
NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

AAA    Massachusetts Port Auth Spec Fac
       (US Air Proj) MBIA Ser 96A AMT
       5.875%, 9/01/23..........................        $ 1,750    $  1,765,662
A      Massachusetts St Dev Fin Agy
       (Mass Biomed) Series 00C
       6.25%, 8/01/20...........................          3,000       3,021,990
                                                                   ------------
                                                                     53,813,198
                                                                   ------------
       Michigan-4.5%
BB-    Detroit Tax Increment
       (Daimler/Chrysler Jefferson No Assembly
       Plant) Ser 98A
       5.50%, 5/01/21...........................          9,070       8,219,687
Aaa    Michigan HDA MFHR
       (Oakbrook Villa Proj) GNMA Ser 00A AMT
       6.50%, 1/20/42(b)........................          1,000       1,041,520
AAA    Michigan HDA MFHR
       (Rental Hsg Rev) AMBAC Ser 97A AMT
       6.10%, 10/01/33..........................          8,400       8,587,740
AAA    Michigan HDA SFMR
       (Mortgage Revenue) MBIA Ser 99B-1 AMT
       6.375%, 6/01/29..........................          1,555       1,604,916
AA+    Michigan HDA SFMR
       (Mortgage) Ser 96B AMT
       6.20%, 6/01/27...........................          4,945       5,016,208
BB+    Midland Cnty PCR
       (CMS Energy) Ser 00A AMT
       6.875%, 7/23/09..........................          3,775       3,845,781
                                                                   ------------
                                                                     28,315,852
                                                                   ------------
       Minnesota-7.3%
AAA    Brooklyn Park MFHR
       (Brooks Landing) FNMA Ser 99A AMT
       5.60%, 7/01/24...........................          1,370       1,333,133
AAA    Minn-St. Paul Met Arpt Rev
       FGIC Ser 2000B AMT
       6.00%, 1/01/21...........................          5,695       5,873,652
A-     Minneapolis
       (Common Bond Fund Cmty Dev Agy)
       Ser 97-2
       6.20%, 6/01/17...........................          1,795       1,857,466
NR     Minneapolis Hlth Fac
       (Walker Methodist) Ser 98A
       6.00%, 11/15/28..........................          1,805       1,532,211
AAA    Minneapolis MFHR
       (Riverside Plaza Proj) GNMA Ser 98 AMT
       5.20%, 12/20/30..........................          4,600       4,211,530
AAA    Minneapolis-St Paul Metropolitan Arpt Rev
       FGIC Ser 99B AMT
       5.625%, 1/01/16..........................          7,920       8,020,267


--------------------------------------------------------------------------------
18 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

NR     Minnesota Agricultural & Eco Dev Auth
       (Minn Small Bus Dev Loan Lot 1)
       Ser 96A AMT
       6.75%, 8/01/16...........................        $ 1,450    $  1,517,309
NR     Minnesota Agricultural & Eco Dev Auth
       (Minn Small Bus Dev Loan Lot 1)
       Ser 96B AMT
       7.00%, 8/01/16...........................            750         769,770
AA+    Minnesota HFA SFMR
       (Home Mtg) Ser 96F AMT
       6.30%, 1/01/28...........................          3,910       3,999,891
AA+    Minnesota HFA SFMR
       (Home Mtg) Ser 96G AMT
       6.25%, 7/01/26...........................          3,865       3,938,203
AA+    Minnesota HFA SFMR
       (Home Mtg) Ser 98H-2 AMT
       6.05%, 7/01/31...........................          3,900       3,921,606
AA     Waconia Hlth Fac
       (Ridgeview Med Ctr) Asset Gty Ser 99A
       6.125%, 1/01/29..........................          8,210       8,408,518
                                                                   ------------
                                                                     45,383,556
                                                                   ------------

       Mississippi-1.1%
BBB+   Adams Cnty Envirn Impt PCR
       (Intl Paper Co) Ser 99A AMT
       6.25%, 9/01/23...........................          5,000       5,003,350
BBB+   Warren Cnty Envirn Impt PCR
       (Intl Paper) Ser 99A AMT
       6.25%, 9/01/23...........................          1,800       1,786,824
                                                                   ------------
                                                                      6,790,174
                                                                   ------------

       Montana-2.9%
BB     Montana Board of Investments PCR
       (Stillwater Mining) Ser 2000 AMT
       8.00%, 7/01/20...........................         17,000      17,957,610
                                                                   ------------
       Nebraska-0.5%
AAA    Nebraska Inv Fin Auth Hosp Rev
       (Bishop Clarkson Mem) MBIA Ser 91
       8.676%, 12/08/16.........................          3,000       3,231,510
                                                                   ------------
       New Hampshire-2.8%
AAA    Keene HDA MFHR
       (Central Square) FHA Ser 90A Sec 8
       7.50%, 2/01/25...........................          3,115       3,488,021
BBB-   New Hampshire Bus Fin Auth PCR
       (Public Service Co of NH) Ser 93E AMT
       6.00%, 5/01/21...........................          5,000       4,697,550


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 19

------------------------
NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

BB+    New Hampshire
       PCR (Conn Pwr & Light Co Proj)
       Ser 86 AMT
       5.90%, 11/01/16..........................        $10,000    $  9,465,700
                                                                   ------------
                                                                     17,651,271
                                                                   ------------
       New Jersey-0.7%
BB     New Jersey Eco Dev Auth
       (Continental Airlines) Ser 99 AMT
       6.625%, 9/15/12..........................          2,000       2,036,820
NR     New Jersey Eco Dev Auth
       (Kapkowski Rd) Ser 98A
       6.375%, 4/01/31..........................          1,000         949,280
A+     New Jersey Eco Dev Auth Swr Rev
       (Anheuser-Busch) Ser 95 AMT
       5.85%, 12/01/30..........................          1,250       1,255,675
                                                                   ------------
                                                                      4,241,775
                                                                   ------------
       New York-10.1%
AAA    Nassau Cnty NYS
       (Nassau Hlth Sys Rev) FSA Series 99
       5.75%, 8/01/29...........................          1,000       1,006,270
A      New York
       (Tobacco Settlement) TSASC Ser 99-1
       6.375%, 7/15/39..........................         31,525      31,498,834
A      New York GO
       Ser 97A
       6.25%, 8/01/17...........................          5,750       6,069,067
AAA    Niagara Frontier Trans Rev
       (Buffalo Niagara Airport) MBIA AMT
       5.625%, 4/01/29..........................          3,900       3,794,700
AAA    NYS Energy Res & Dev Auth PCR
       (NYS Elec & Gas) MBIA Ser 87A AMT
       6.15%, 7/01/26...........................          5,200       5,356,728
Aa1    NYS Mtg Agy SFMR
       (Home Mort) Ser 82 AMT
       5.65%, 4/01/30(b)........................          9,200       8,917,560
Aa1    NYS Mtg Agy SFMR
       (Homeowner Mort) Ser 84 AMT
       5.95%, 4/01/30(b)........................          3,995       4,005,467
AAA    Port Auth of NY & NJ
       (96th) FGIC Ser 94 AMT
       6.60%, 10/01/23..........................          2,450       2,588,107
                                                                   ------------
                                                                     63,236,733
                                                                   ------------
       Ohio-11.8%
AAA    Cleveland Arpt Rev
       (Cleveland Int'l) FGIC Ser 94A AMT
       6.25%, 1/01/20...........................          3,500       3,609,900


--------------------------------------------------------------------------------
20 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

BBB    Cuyahoga Cnty Hosp Rev
       (Univ Hosp Hlth) Ser 00
       7.50%, 1/01/30...........................        $ 1,000    $  1,046,860
BBB+   Ohio Air Quality Dev Auth PCR
       (Columbus Southern Pwr) Ser 85B
       6.25%, 12/01/20..........................          1,000       1,004,670
BBB+   Ohio Air Quality Dev Auth PCR
       (Dayton Power & Light) Ser 92B
       6.40%, 8/15/27...........................          2,000       2,060,520
AAA    Ohio Air Quality Dev Auth PCR
       (JMG Co) AMBAC Ser 94B AMT
       6.375%, 4/01/29..........................          8,810       9,135,618
AAA    Ohio HFA SFMR
       (Residental Dev) GNMA Ser 97 AMT
       6.15%, 3/01/29...........................          2,300       2,332,568
AAA    Ohio HFA SFMR
       (Residential Mortgage) GNMA
       Ser 95A-2 AMT
       6.625%, 3/01/26..........................          4,045       4,186,777
AAA    Ohio HFA SFMR
       (Residential Mtg) GNMA Ser 94B-2 AMT
       6.70%, 3/01/25...........................          1,160       1,202,769
Aaa    Ohio HFA SMFR
       (Residential Mortgage) GNMA
       Ser 00A-1 AMT
       6.35%, 9/01/31(b)........................         10,000      10,270,600
Aaa    Ohio HFA SFMR
       (Residential Mortgage) Ser 00D AMT
       6.05%, 3/01/31(b)........................         27,545      27,743,324
A3     Steubenville Hosp Rev
       (Trinity Hlth) Ser 00
       6.50%, 10/01/30(b).......................          4,600       4,575,620
Baa2   Toledo Lucas Cnty Port Fac
       (CSX Transp) Ser 92
       6.45%, 12/15/21(b).......................          6,300       6,483,519
                                                                   ------------
                                                                     73,652,745
                                                                   ------------
       Pennsylvania-3.8%
Aaa    Allegheny Cnty MFHR
       (Green Meadow Apts) GNMA
       Ser 98A-1 AMT
       5.125%, 10/20/40(b)......................          1,065         946,167
AA+    Pennsylvania HFA SFMR
       (Home Mtg) Ser 99-67A AMT
       5.90%, 10/01/30..........................         15,515      15,514,069
AAA    Washington Cnty
       (Capital Funding) AMBAC Ser 99
       6.15%, 12/01/29..........................          6,800       7,385,140
                                                                   ------------
                                                                     23,845,376
                                                                   ------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 21

------------------------
NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

       Tennessee-1.0%
BBB    Memphis Shelby Cnty Spec Fac
       (Federal Express) Ser 93 AMT
       6.20%, 7/01/14...........................        $ 3,000    $  3,023,790
AAA    Met Govt Nashvle/Dvdsn Cnty
       (Water System Rev) AMBAC Ser 92
       7.557%, 1/01/22(d).......................          3,000       3,210,450
                                                                   ------------
                                                                      6,234,240
                                                                   ------------
       Texas-9.7%
BBB    Alliance
       Spec Fac (Federal Express) Ser 96 AMT
       6.375%, 4/01/21..........................         14,800      14,820,572
BBB-   Alliance Arpt Auth Fac Imp
       (American Airlines) Ser 90 AMT
       7.50%, 12/01/29..........................         11,690      11,944,141
BBB-   Dallas Fort Wrth Texas Arpt Fac Imp
       (American Airlines) Ser 99 AMT
       6.375%, 5/01/35..........................         20,455      19,858,737
BB     Harris Cnty Arpt Rev
       (Continental Airlines) Ser 98 AMT
       5.375%, 7/01/19..........................          3,155       2,602,307
BB     Houston Arpt Fac Rev
       (Continental Airlines) Ser 97B AMT
       6.125%, 7/15/27..........................          8,000       7,088,240
BB     Houston Arpt Rev
       (Continental Airlines) Ser 98C AMT
       5.70%, 7/15/29...........................          5,000       4,099,700
                                                                   ------------
                                                                     60,413,697
                                                                   ------------
       Virginia-2.4%
Baa2   Goochland Cnty IDR
       (Nekoosa Pkg/GA-Pacific) Ser 98 AMT
       5.65%, 12/01/25(b).......................         12,255      11,124,722
AA-    Metro Washington Arpt Auth Rev
       Ser 97B AMT
       5.50%, 10/01/23..........................          3,980       3,873,694
                                                                   ------------
                                                                     14,998,416
                                                                   ------------
       Total Long Term Municipal Bonds
         (cost $647,541,103)....................                    664,930,035
                                                                   ------------
       Short-Term Municipal Notes(f)-0.4%
       Louisiana-0.2%
A-1+   St. Charles Parish PCR
       (Shell Oil Co Proj) Ser 93 AMT
       4.75%, 9/01/23...........................          1,000       1,000,000
                                                                   ------------


--------------------------------------------------------------------------------
22 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings(a)                                                (000)           Value
--------------------------------------------------------------------------------

         Texas-0.2%
A-1+     Brazos River PCR
         (Texas Utility Electric Co.) Ser 95A
         AMT 4.75%, 4/01/30.....................        $ 1,000    $  1,000,000
                                                                   ------------
VMIG-1   Harris Cnty
         (TIRR Proj) Ser 87
         4.75%, 10/01/17(b).....................            400         400,000
                                                                   ------------
                                                                      1,400,000
                                                                   ------------
         Total Short-Term Municipal Notes
           (cost $2,400,000)....................                      2,400,000
                                                                   ------------
         Total Investments-107.0%
           (cost $649,941,103)..................                    667,330,035
         Other assets less liabilities-(7.0%)                       (43,441,768)
                                                                   ------------

         Net Assets-100%....................                       $623,888,267
                                                                   ============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 23

--------------------------
INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
--------------------------

INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        MUNICIPAL BONDS-99.7%

        Long Term Municipal Bonds-99.7%
        Alaska-20.5%
AAA     Alaska Hsg Fin Corp MFHR
        (Mortgage) MBIA Ser 96A
        6.00%, 12/01/15...........................       $ 4,255   $  4,409,159
        6.05%, 12/01/17...........................         1,330      1,369,780
AAA     Alaska Hsg Fin Corp SFMR
        (Mortgage) MBIA Ser 97A
        6.00%, 6/01/27............................        25,000     25,232,000
        6.10%, 12/01/37...........................        10,000     10,139,300
                                                                   ------------
                                                                     41,150,239
                                                                   ------------
        Arizona-1.4%
AAA     Mesa Hlth Fac
        (Discovery Hlth Sys) MBIA Ser 99A
        5.75%, 1/01/25............................         1,900      1,914,364
AAA     Tempe MFHR
        (Quadrangles) FHA Ser 93A
        6.25%, 6/01/26............................           910        933,178
                                                                   ------------
                                                                      2,847,542
                                                                   ------------
        Colorado-3.2%
AAA     Denver City & Cnty
        (Arpt Sys Rev) MBIA Ser 95A
        5.70%, 11/15/25...........................         6,375      6,400,436
                                                                   ------------
        Florida-6.4%
Aa3     North Miami Hlth Fac
        (Catholic Hlth Svcs Oblig Grp) Ser 96
        6.00%, 8/15/24(b).........................         1,200      1,202,820
NR      Nthrn Palm Beach Cnty
        ImpDist #9A (ABACOA) Ser 96A
        7.20%, 8/01/16............................         8,000      8,510,320
AA      Volusia Cnty Hlth Fac Auth
        (John Knox Village) Asset Gty Ser 96A
        6.00%, 6/01/17............................         3,000      3,086,160
                                                                   ------------
                                                                     12,799,300
                                                                   ------------
        Illinois-2.7%
AAA     Metro Pier & Expo Auth
        (McCormick Place Expo) FGIC Ser 93A
        Zero coupon, 6/15/19......................        15,850      5,477,126
                                                                   ------------


--------------------------------------------------------------------------------
24 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        Massachusetts-3.3%
AA      Massachusetts Dev Fin Agy Hlth Fac
        (Seven Hills) Asset Gty Ser 99
        5.15%, 9/01/28............................       $ 6,035   $  5,558,295
AAA     Massachusetts HFA SFMR
        (Residential Mortgage) FSA AMT Ser 71
        5.65%, 6/01/31............................         1,000        971,620
                                                                   ------------
                                                                      6,529,915
                                                                   ------------
        Michigan-24.8%
AAA     Detroit Swr Sys Rev
        FGIC Ser 93A
        6.756%, 7/01/23(d)........................        10,100     11,018,999
AAA     Kalamazoo HFA
        Hosp Rev (Borgess Med Ctr) FGIC
        Ser 94A
        5.858%, 6/01/11(d)........................         5,510      5,623,010
AA-     Michigan Hospital Fin Auth
        (Trinity Health) Series 00A
        6.00%, 12/01/27...........................        11,000     10,712,460
AAA     Michigan Strategic Fund
        (Detroit Edison Co) MBIA Ser 95AA
        6.40%, 9/01/25............................         3,055      3,213,005
A       Michigan Strategic Fund PCR
        (General Motors Corp) Ser 95
        6.20%, 9/01/20............................         1,580      1,630,323
A       Saginaw Hosp Fin Auth
        (Covenant Med Ctr) Ser 2000F
        6.50%, 7/01/30............................        16,810     16,975,410
AA      Troy Downtown Dev Auth
        Ser 95A
        6.375%, 11/01/18..........................           585        617,860
                                                                   ------------
                                                                     49,791,067
                                                                   ------------
        Minnesota-10.9%
Aaa     Eagan MFHR
        (Woodridge Apts Proj) GNMA Ser 97A
        5.95%, 2/01/32(b).........................           825        837,251
Aaa     Little Canada MFHR
        (Cedars Lakeside Apt) GNMA Ser 97A
        5.95%, 2/01/32(b).........................         1,000      1,014,850
AAA     Minneapolis COP
        (Spec School Dist #1) MBIA Ser 96A
        5.90%, 2/01/17............................         3,350      3,432,980
AAA     Minnesota Agric & Econ Dev
        (Benedictine Hlth Sys) MBIA Ser 99
        5.125%, 2/15/29...........................         3,000      2,730,210


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 25

--------------------------
INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
--------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

AAA     Minnesota HFA MFHR
        (Rental Hsg) MBIA Ser 95D
        6.00%, 2/01/22............................       $ 3,570   $  3,632,725
Aaa     Saint Paul MFHR
        (Wellington Proj) FHMLC Ser 99A
        5.10%, 2/01/24(b).........................         2,020      1,884,397
Aaa     St. Cloud Hosp Rev
        (Saint Cloud) FSA Ser 00A
        5.875%, 5/01/30(b)........................         1,950      1,988,376
AA      Waconia Hlth Fac
        (Ridgeview Med Ctr) Asset Gty Ser 99A
        6.125%, 1/01/29...........................         6,300      6,452,334
                                                                   ------------
                                                                     21,973,123
                                                                   ------------
        New York-16.1%
Aaa     Glen Cove IDR
        (The Regency at Glen Cove) ETM Ser 92B
        Zero coupon, 10/15/19(b)..................        10,000      3,173,100
Aaa     Horseheads GNMA CCRC
        (Appleridge Retrmt Cmmty) Ser 99
        5.75%, 9/01/41(b).........................         4,000      3,987,120
A       Monroe Cnty
        (Tobacco Settlement Bonds) Ser 00
        6.375%, 6/01/35...........................         9,000      8,894,160
AAA     Nassau Cnty Hlth Fac
        (Nassau Hlth Sys Rev) FSA Ser 99
        5.75%, 8/01/29............................         8,000      8,050,160
AAA     Troy Hsg Dev Corp
        MFHR (TUR) FHA Ser 90C
        8.10%, 2/01/24............................         3,600      3,856,068
AAA     Yonkers Ind Dev Agy Hlth Fac
        (Malotz Pavil Proj) MBIA Ser 99
        5.65%, 2/01/39............................         4,500      4,443,975
                                                                   ------------
                                                                     32,404,583
                                                                   ------------
        Ohio-2.0%
AAA     Akron Higher Ed
        (Univ of Akron) FGIC Ser 99
        5.75%, 1/01/29............................         3,000      3,038,880
AAA     Summit Cnty GO
        FGIC Ser 00
        6.00%, 12/01/21...........................         1,000      1,051,190
                                                                   ------------
                                                                      4,090,070
                                                                   ------------
        Pennsylvania-2.1%
AAA     Montgomery Cnty Hlth Fac
        (Holy Redeemer) AMBAC Ser 97A
        5.25%, 10/01/23...........................         2,080      1,955,928


--------------------------------------------------------------------------------
26 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

AAA     Washington Cnty Auth
        (Capital Funding) AMBAC Ser 99
        6.15%, 12/01/29...........................       $ 2,100   $  2,280,705
                                                                   ------------
                                                                      4,236,633
                                                                   ------------
        Rhode Island-4.1%
AA      Rhode Island Eco Dev Auth
        (Providence Place Mall Proj) Asset Gty
        Ser 00
        6.125%, 7/01/20...........................         8,000      8,190,080
                                                                   ------------
        Texas-1.7%
AAA     Amarillo Hosp Rev
        (High Plains Baptist) FSA Ser 92B
        8.277%, 1/03/22(d)........................         3,200      3,475,776
                                                                   ------------
        Virginia-0.5%
AAA     Harrisonburg Redev & Hsg Auth MFHR
        (Battery Heights Assoc) GNMA Ser 96A
        6.25%, 4/20/36............................         1,000      1,034,870
                                                                   ------------
        Total Investments-99.7%
           (cost $194,817,793)....................                  200,400,760
        Other assets less liabilities-0.3%........                      576,037
                                                                   ------------

        Net Assets-100%...........................                 $200,976,797
                                                                   ============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 27

------------------------
NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        MUNICIPAL BONDS-101.5%

        Long Term Municipal Bonds-101.3%
        New York-95.0%
Baa1    Cattaraugus Cnty
        Hgr Ed (Jamestown CC) Ser 00A
        6.50%, 7/01/30(b).........................       $ 1,000   $  1,018,720
A       Chautauqua Cnty
        (Tobacco Settlement Bonds) Ser 00
        6.75%, 7/01/40............................         7,460      7,482,977
BBB+    Essex Cnty IDR
        (Int'l Paper) Ser 95A AMT
        5.80%, 12/01/19...........................         7,000      6,810,860
Aaa     Glen Cove IDR
        (The Regency at Glen Cove) Ser 92B ETM
        Zero coupon, 10/15/19(b)..................        25,010      7,935,923
BBB-    Herkimer Cnty IDR
        Hgr Ed (Herkimer CC Stud Hsg) Ser 00
        6.577%, 11/01/30..........................         2,000      1,963,760
A       Monroe Cnty
        (Tobacco Settlement Bonds) Ser 00
        6.375%, 6/01/35...........................        10,000      9,882,400
Aa1     Monroe Cnty IDR
        (Southview Towers Proj)
        6.25%, 2/01/31(b).........................         1,130      1,162,047
A-      Nassau Cnty NYS
        (Tobacco Settlement Bonds) Ser 99-1
        6.60%, 7/15/39............................        37,570     38,101,991
AAA     Nassau Cnty NY FSA Hlth Fac
        (Nassau Hlth Sys Rev) Ser 99
        5.75%, 8/01/29............................         1,000      1,006,270
A       New York
        (Tobacco Settlement) TSASC Ser 99-1
        6.375%, 7/15/39...........................        18,500     18,484,645
A       New York City GO
        Ser 93D
        7.601%, 8/01/14...........................        10,000     10,745,200
A       New York City GO
        Ser 96-J
        6.00%, 2/15/24............................        11,200     11,443,712
Baa1    New York City IDR
        (American Airlines) Ser 90 AMT
        5.40%, 7/01/20(b).........................         3,500      3,133,060
BBB-    New York City IDR
        (American Airlines) Ser 94 AMT
        6.90%, 8/01/24............................        12,000     12,422,640


--------------------------------------------------------------------------------
28 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NEW YORK PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

BBB+    New York City IDR
        (British Airways) Ser 98 AMT
        5.25%, 12/01/32...........................       $ 5,205   $  4,499,306
AAA     New York City IDR
        (Terminal One LP) Ser 94 AMT
        6.125%, 1/01/24...........................        25,800     26,041,230
AA      New York City Trans Fin Auth
        Ser 2000B
        6.00%, 11/15/29...........................         6,000      6,269,220
A       New York City Trust Cultural Resources
        (Museum Amer Folk Art) Ser 00 ACA
        6.125%, 7/01/30...........................         7,000      6,994,540
A       New York GO
        Ser 97A
        6.25%, 8/01/17............................        15,500     16,360,095
AAA     Niagara Frontier Trans
        Arpt Rev (Gtr Buffalo Int'l) AMBAC
        Ser 94A AMT
        6.25%, 4/01/24............................        16,125     16,729,204
AAA     NYS Dorm Auth
        Hlth Fac (Eger Rehab Ctr) FHA
        6.10%, 8/01/37............................         4,250      4,426,927
BBB+    NYS Dorm Auth
        Hosp Rev (Mount Sinai) Ser 00
        6.50%, 7/01/25............................        10,000     10,364,700
AAA     NYS Energy Res & Dev Auth
        (Brooklyn Union Gas) MBIA AMT
        6.931%, 7/08/26...........................         6,000      5,942,460
A-      NYS Energy Res & Dev Auth
        (Long Island Ltg Co) Ser 95A AMT
        5.30%, 8/01/25............................         7,500      6,978,075
AAA     NYS Energy Res & Dev Auth PCR
        (NYS Elec & Gas) MBIA Ser 87A AMT
        6.15%, 7/01/26............................         9,800     10,095,372
AAA     NYS Energy Res & Dev Auth PCR
        (NYS Elec & Gas) MBIA Ser 88A AMT
        5.95%, 12/01/27...........................         6,700      6,769,680
BBB-    NYS Envir Fac Auth IDR
        (Occidental Petroleum) Ser 93A AMT
        5.70%, 9/01/28............................         4,950      4,648,198
AAA     NYS HFA MFHR
        (Erie/Monroe Cnty Proj) AMBAC
        Ser 89B AMT
        7.55%, 11/01/29...........................         4,315      4,366,176
Aa1     NYS Mtg Agy
        SFMR (Homeowner Mtg) Ser 84 AMT
        5.95%, 4/01/30(b).........................        23,960     24,022,775


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 29

------------------------
NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

Aa1     NYS Mtg Agy
        SFMR Ser 46 AMT
        6.65%, 10/01/25(b)........................       $17,835   $ 18,512,017
AAA     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 24 AMT
        6.125%, 10/01/30..........................        31,555     31,999,610
AAA     NYS Mtg Agy SFMR
        (Homeowner Mort) Ser 42 AMT
        6.65%, 4/01/26(b).........................         2,720      2,816,370
A       Oneida County IDR
        (Mohawk Valley Proj) ACA Ser 99
        5.35%, 3/15/29............................         1,000        899,440
A+      Onondaga Cnty IDR
        (Anheuser Busch) Ser 99 AMT
        6.25%, 12/01/34...........................         3,500      3,602,270
AAA     Onondaga Cnty PCR
        (Bristol-Myers Squibb) AMT
        5.75%, 3/01/24............................         4,000      4,030,440
AAA     Port Auth of NY & NJ
        (JFK Int'l Proj) MBIA Ser 97-6 AMT
        5.75%, 12/01/22...........................        10,685     10,804,886
AA-     Port Auth of NY & NJ
        Cons Rev (95th Ser) AMT
        6.125%, 7/15/29...........................        16,075     16,464,658
AAA     Port Auth of NY & NJ
        Cons Rev (96th Ser) FGIC AMT
        6.60%, 10/01/23...........................         1,000      1,056,370
NR      Suffolk County IDR
        (Nissequogue Cogen Fac) Ser 98 AMT
        5.50%, 1/01/23............................         3,000      2,688,810
AAA     Troy Hsg Dev Corp MFHR
        (Ninth St #2) FHA Ser 90B
        8.10%, 2/01/24............................         3,385      3,621,848
                                                                   ------------
                                                                    382,598,882
                                                                   ------------
New Jersey-5.6%
BB      New Jersey Eco Dev Auth
        Spec Fac (Continental Airlines)
        Ser 99 AMT
        6.40%, 9/15/23............................        25,000     23,569,750
                                                                   ------------
Puerto Rico-0.7%
AAA     Puerto Rico HFC SFMR
        (Home Mtg Rev) GNMA Ser 98 AMT
        5.20%, 12/01/32...........................         2,855      2,666,741
                                                                   ------------
        Total Long Term Municipal Bonds
           (cost $391,589,297)....................                  408,835,373
                                                                   ------------


--------------------------------------------------------------------------------
30 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NEW YORK PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        Short Term Municipal Note-0.2%
A-1+    New York City GO
        Ser A-10
        4.75%, 8/01/16(e)
        (cost $900,000)...........................          $900   $    900,000
                                                                   ------------
        Total Investments-101.5%
           (cost $392,489,297)....................                  409,735,373
        Other assets less liabilities-(1.5%)......                   (6,199,128)
                                                                   ------------

        Net Assets-100%...........................                 $403,536,245
                                                                   ============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 31

------------------------
CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

        MUNICIPAL BONDS-100.6%

        Long Term Municipal Bonds-100.5%
        California-98.6%
AAA     Assoc Bay Area Gov MFHR
        (Civic Cntr Dr Apt) Ser 99-A AMT
        5.875%, 3/01/32.........................       $16,880   $   17,046,099
NR      California Comm Dev Auth COP
        (Windward Sch)
        6.90%, 9/01/23..........................         2,000        2,085,300
BB+     California Comm Dev Auth Spec Fac
        (United Airlines) Ser A AMT
        5.70%, 10/01/33.........................         5,000        4,591,750
AAA     California GO
        (Veterans Hsg) AMBAC Ser 95 AMT
        6.20%, 12/01/32.........................         3,000        3,132,300
AAA     California GO
        (Veterans Hsg) Ser 00BJ9/10 AMT
        6.00%, 12/01/24.........................         7,000        7,122,150
        6.05%, 12/01/32.........................         8,000        8,202,800
AAA     California GO
        (Veterans Hsg) Ser 95 AMT
        6.375%, 2/01/27.........................         2,135        2,144,416
        6.40%, 2/01/20..........................        47,705       47,773,695
AA-     California HFA
        SFMR (Home Mtg Rev) Ser 91G AMT
        7.05%, 8/01/27..........................         2,585        2,655,519
AAA     California HFA MFHR
        (Home Mtg Rev) AMBAC Ser 96H AMT
        6.20%, 2/01/27..........................         8,000        8,181,520
AAA     California HFA MFHR
        (Home Mtg Rev) MBIA Ser 91A AMT
        7.20%, 2/01/26..........................         3,450        3,548,084
AAA     California HFA MFHR
        (Home Mtg Rev) MBIA Ser 91C AMT
        7.00%, 8/01/23..........................         1,475        1,523,793
AAA     California HFA MFHR
        (Home Mtg Rev) MBIA Ser 97I AMT
        5.75%, 2/01/29..........................        14,075       13,976,334
A+      California HFA MFHR
        (Home Mtg Rev) Ser 92A AMT
        6.50%, 2/01/14..........................         4,865        5,057,605
AA-     California HFA SFMR
        (Home Mtg Rev) Ser 94E AMT
        6.70%, 8/01/25..........................         5,700        5,952,738


--------------------------------------------------------------------------------
32 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

AAA     California HFA SFMR
        (Home Mtg Rev) Ser 95A-2 AMT
        6.45%, 8/01/25..........................       $10,210   $   10,548,155
AA      California HFA SFMR
        (Home Mtg Rev) Ser 99A-2 AMT
        5.25%, 8/01/26..........................         7,395        6,840,375
AAA     California HFA SFMR
        (Home Mtg Rev) Ser R AMT
        6.15%, 8/01/27..........................         3,285        3,355,857
AAA     California HFA SFMR
        (Mtg Rev) Ser 97M MBIA
        5.60%, 8/01/29..........................         4,350        4,240,424
A+      California Hlth Fac Fin Auth
        (Sutter Health) Ser 00A
        6.25%, 8/15/35..........................        16,880       17,439,741
BB-     California Poll Ctl Fin Auth
        (Keller Canyon/Browning-Ferris Ind)
        Asset Gty Ser 92 AMT
        6.875%, 11/01/27........................         5,000        4,948,550
AA-     California Poll Ctl Fin Auth
        (Pacific Gas & Elec) Ser 93A AMT
        5.875%, 6/01/23.........................        45,345       45,676,472
AA-     California Poll Ctl Fin Auth
        (Pacific Gas & Elec) Ser 93B AMT
        5.85%, 12/01/23.........................        57,000       57,394,440
AA-     California Poll Ctl Fin Auth
        (San Diego Gas & Elec) Ser 93A-C AMT
        5.85%, 6/01/21..........................        30,035       30,248,549
AAA     California Poll Ctl Fin Auth
        (So Calif Edison) MBIA Ser 99C AMT
        5.55%, 9/01/31..........................         7,950        7,845,298
A+      California Poll Ctl Fin Auth
        (So Calif Edison) Ser 92B AMT
        6.40%, 12/01/24.........................        18,530       19,294,733
A       California Poll Ctl Fin Auth
        (Tracy Material Recovery)
        Ser 99A ACA AMT
        5.70%, 8/01/14..........................         3,670        3,785,422
AAA     California Rural MFA
        SFMR (Mtg Rev) GNMA/FNMA
        Ser 00D AMT
        6.00%, 12/01/31.........................         6,000        6,104,880
AAA     California Rural MFA SFMR
        (Mtg Rev) GNMA/FNMA Ser 99A AMT
        5.40%, 12/01/30.........................         4,905        4,633,704
AAA     California Rural SFMR
        (Mtg Rev) GNMA/FNMA Ser 00B AMT
        6.25%, 12/01/31.........................         2,500        2,578,850


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 33

------------------------
CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

NR      California Statewide Comm Dev Auth
        (Drew College Prep) Ser 00
        7.25%, 10/01/30.........................       $ 8,000   $    8,399,280
NR      California Statewide Comm Dev Auth
        (San Diego Space & Science Fndn) Ser 96
        7.50%, 12/01/16.........................         3,315        3,729,773
NR      California Statewide Comm Dev Auth
        (Sonoma Cntry Day Sch) Ser 99
        6.00%, 1/01/29..........................        14,000       13,774,320
BB+     California Statewide Comm Dev Auth
        (United Airlines) Ser 97 AMT
        5.625%, 10/01/34........................        26,000       23,720,840
AAA     California Statewide Comm Dev Auth
        MFHR (Santa Paula VLG Apt) FNMA
        Ser 98D
        5.43%, 5/01/28..........................         2,090        1,987,088
NR      Capistrano Sch Dist
        Comm Fac Dist #98-2 (Ladera) Ser 99
        5.70%, 9/01/20..........................         9,500        9,149,925
        5.75%, 9/01/29..........................        14,500       13,682,780
AAA     Castaic Lake Water Agy
        (Wtr Sys Imp Proj) AMBAC Ser 99A
        Zero coupon, 8/01/28....................        10,445        2,161,070
        Zero coupon, 8/01/29....................        10,445        2,041,789
A-      Central Calif Joint Powers
        (Central Calif Comm Hosp) Ser 00
        6.00%, 2/01/30..........................        14,000       13,902,980
NR      Chino Comm Fac Dist
        #99-1 (Spectrum West)
        6.35%, 9/01/29..........................         3,000        3,032,790
NR      Chino Hills
        Comm Fac Dist (Fairfield Ranch) Ser 00
        6.95%, 9/01/30..........................         5,200        5,484,232
AA-     Chula Vista PCR
        (San Diego Gas & Elec) Ser 92A AMT
        6.40%, 12/01/27.........................        28,240       29,155,541
Aaa     Contra Costa Cnty MFHR
        (Byron Park Proj) GNMA Ser 93A AMT
        6.40%, 1/20/31 (a)......................        11,860       12,378,638
NR      Corona Comm Fac Dist
        #97-2 (Eagle Glen)
        5.875%, 9/01/23.........................         3,260        3,181,695
NR      Corona Comm Fac Dist
        #97-2 (Eagle Run)
        5.875%, 9/01/23.........................         3,345        3,264,653
NR      Encinitas
        Comm Fac Dist #1 (Encinitas Ranch)
        Ser 98A
        6.00%, 9/01/30..........................        21,170       20,679,703


--------------------------------------------------------------------------------
34 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

NR      Encinitas Comm Fac Dist
        #1 (Encinitas Ranch) Ser 98A
        5.875%, 9/01/20.........................       $10,020   $    9,795,452
NR      Encinitas Rec Rev
        (Encinitas Ranch Golf Course) Ser 96A
        7.75%, 9/01/26..........................        10,535       11,287,936
NR      Fairfield Assess Dist
        (No Cordelia Imp Dist) Ser 93
        7.375%, 9/02/18.........................         2,355        2,440,840
NR      Fontana Comm Fac Dist
        #11 (Heritage West End) Ser 99A
        6.50%, 9/01/27..........................         1,635        1,671,820
        6.50%, 9/01/28..........................         8,150        8,302,405
NR      Fontana Comm Fac Dist
        #12 (Sierra Lakes) Ser 99
        6.625%, 9/01/30.........................         7,250        7,449,303
AAA     Fontana Pub Fin Auth
        Tax Alloc (No Fontana) MBIA Ser 93A
        5.625%, 9/01/24.........................         2,000        2,021,080
AAA     Fremont FHA
        MFHR (Regency Square Apts)
        Ser 86A AMT
        7.75%, 11/01/28.........................         1,500        1,564,380
AAA     Garden Grove
        MFHR (Tudor Grove) GNMA Collat
        Ser 89 AMT
        7.25%, 5/20/32..........................         7,040        7,098,432
NR      Kern Cnty
        Comm Fac Dist #00-1 (Tejon Ranch)
        Ser 00A
        7.20%, 9/01/30..........................         8,925        9,593,661
NR      La Verne Comm Fac Dist
        # 88-1 Spec Tax Ser 98
        5.875%, 3/01/14.........................         6,710        6,764,485
AA-     Long Beach Port Fac
        (Harbor Rev) Ser 93 AMT
        5.125%, 5/15/18.........................        17,325       16,788,964
Aaa     Los Angeles Cnty
        Comm Fac Dist #3 (Valencia/Newhall Area)
        Ser 95A Prerefunded
        7.125%, 9/01/20.........................         5,500        5,869,105
AAA     Los Angeles Cnty Arpt
        (Ontario Int'l Arpt) FGIC Ser 96A AMT
        6.00%, 5/15/22..........................        12,780       13,112,408
AAA     Los Angeles Cnty Comm Redev
        (Bunker Hill Proj) FSA Ser 93H
        5.60%, 12/01/28.........................         4,000        4,008,560


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 35

------------------------
CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

BB      Los Angeles Comm Redev MFHR
        (Grand Ctrl Proj) Ser 93A AMT
        5.85%, 12/01/26.........................       $ 4,030   $    3,833,578
AAA     Los Angeles Harbor Rev
        MBIA Ser 96B AMT
        6.20%, 8/01/25..........................        10,000       10,483,400
AA      Los Angeles Harbor Rev
        Ser 96B AMT
        5.375%, 11/01/23........................        13,250       12,850,380
AAA     No Calif Trans Agy Elec Rev
        (Calif-Oregon Trans) MBIA Ser 93A
        6.05%, 4/29/24..........................        11,950       11,959,321
NR      Novato Comm Fac Dist
        #94-1 (Hamilton Field) Ser 95 ETM
        7.375%, 9/01/25.........................        10,890       11,601,226
NR      Ontario Calif, Ltd
        Assmt. Dist #107 (Calif Commerce Ctr
        So Aipd)
        7.70%, 9/02/10..........................         6,130        6,329,899
AAA     Orange Cnty Arpt Rev
        (John Wayne Int'l) MBIA Ser 93 AMT
        5.50%, 7/01/18..........................         4,500        4,516,110
AAA     Orange Cnty Sr Lien
        (Foothill/Eastern Corr Agy) Ser 95A
        Zero coupon, 1/01/24....................        10,255        2,815,305
AAA     Orange Cnty Sr Lien
        (Foothill/Eastern Corr) Ser 95A ETM
        Zero coupon, 1/01/15....................        13,500        6,445,035
        Zero coupon, 1/01/25....................        15,000        3,885,150
        Zero coupon, 1/01/27....................        10,000        2,304,400
        Zero coupon, 1/01/28....................        10,000        2,172,900
AAA     Orange Cnty Sr Lien
        (Foothill/Eastern Transp Corr Agy)
        Ser 95A ETM
        Zero coupon, 1/01/30....................        27,935        5,424,698
AAA     Orange Cnty Sr Lien
        (San Joaquin Hills Transp Corr)
        Ser 93 ETM
        Zero coupon, 1/01/17....................        16,000        6,709,920
        Zero coupon, 1/01/19....................        20,000        7,361,200
        Zero coupon, 1/01/20....................        20,000        6,941,000
        Zero coupon, 1/01/21....................        20,000        6,555,200
        Zero coupon, 1/01/23....................        35,000       10,181,850
        Zero coupon, 1/01/25....................        18,100        4,688,081
AAA     Palm Springs COP
        Ser 91B ETM
        Zero coupon, 4/15/21....................        22,000        6,502,320


--------------------------------------------------------------------------------
36 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

AAA     Palm Springs Fin Auth Arpt Rev
        (Palm Springs Regional Arpt) MBIA
        Ser 92 AMT
        6.00%, 1/01/22..........................       $ 6,860   $    6,953,708
A-      Placer Cnty Res Rec
        (Wtrn Placer Wst Mgmt) Ser 94 AMT
        6.75%, 7/01/14..........................         5,800        6,181,756
AAA     Port of Oakland
        MBIA Ser 92E AMT
        6.40%, 11/01/22.........................        23,370       24,284,935
        6.50%, 11/01/16.........................         8,000        8,395,040
BBB+    Port of Oakland Spec Fac
        (Mitsui OSK Lines) Ser 92A AMT
        6.80%, 1/01/19..........................         3,700        3,843,227
NR      Riverside Cnty Asses Dist
        #161 (Winchester Prop) Ser 94C
        10.00%, 9/02/14.........................         4,640        5,001,595
NR      Riverside Comm Fac Dist
        #90-1 (Highlander Proj) Ser 91A
        8.50%, 9/01/15..........................         2,000        2,090,560
NR      Roseville Comm Fac Dist
        #1 (Highland Reserve) Ser 99
        6.30%, 9/01/25..........................        10,000       10,061,300
NR      Roseville Comm Fac Dist
        #1 (No Central Roseville) Ser 99
        5.80%, 9/01/17..........................        15,250       15,135,320
NR      Roseville Comm Fac Dist
        #1 (Woodcreek East) Ser 00
        6.375%, 9/01/27.........................         1,710        1,717,558
NR      Roseville Comm Fac Dist
        #1 (Woodcreek West) Ser 99
        6.70%, 9/01/25..........................         3,000        3,088,080
NR      Sacramento City & Cnty
        Comm Fac Dist #4 (N Natomas) Ser 99A
        5.70%, 9/01/23..........................         6,215        5,895,611
AAA     Sacramento Cnty Arpt Sys Rev
        MBIA Ser 96A AMT
        5.90%, 7/01/24..........................         5,050        5,158,626
AAA     Sacramento Cnty Hsg Auth
        MFHR (Cottage Estates) FNMA
        Ser 00B AMT
        6.00%, 2/01/33..........................         5,300        5,434,567
NR      Sacramento Comm Fac Dist
        #97-01 (N Natomas) Ser 00B
        7.25%, 9/01/30..........................         5,400        5,839,506
NR      Sacramento Comm Fac Dist
        #97-01 (No Natomas Proj) Ser 97A
        6.70%, 9/01/17..........................         6,415        6,673,781
        6.75%, 9/01/27..........................         9,370        9,704,978


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 37

------------------------
CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

NR      Sacramento Calif Comm Fac Lease Rev
        (No Natomas Proj) Ser 99A
        6.25%, 9/01/23..........................       $ 6,435   $    6,418,784
NR      Sacramento Calif Con Ctr Hotel
        (Sheraton Grand) Ser 99A
        6.25%, 1/01/30..........................        13,000       12,878,060
AAA     Sacramento Calif Municipal Util Dist
        FGIC Ser 92A
        8.564%, 8/15/18.........................         1,000        1,075,270
AAA     San Bernardino Calif Cnty Redev
        (Ontario Proj #1) MBIA ETM Ser 93
        5.80%, 8/01/23..........................        10,000       10,127,000
NR      San Clemente
        Assmt Dist #98-1 Ser 99
        6.05%, 9/02/28..........................         2,750        2,677,593
NR      San Clemente Assmt Dist
        #98-1 Ser 99
        6.05%, 9/02/28..........................         1,250        1,217,088
AAA     San Diego HFA MFHR
        (Rental Hsg Rev) Ser 98C AMT
        5.25%, 1/20/40..........................         6,380        5,857,031
AAA     San Diego Hsg Auth
        MFHR (Vista La Rosa Apt) GNMA
        Ser 00A AMT
        6.00%, 7/20/41..........................        10,230       10,368,003
AAA     San Francisco City & Cnty Int'l Arpt
        AMBAC Ser 94 II-6 AMT
        6.60%, 5/01/24..........................         5,000        5,311,200
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 94 II-5 AMT
        6.50%, 5/01/24..........................        11,000       11,613,690
AAA     San Francisco City & Cnty Int'l Arpt
        FGIC Ser 96-II AMT
        6.25%, 5/01/26..........................         7,000        7,289,730
AAA     San Francisco City & Cnty Int'l Arpt
        MBIA Ser 10A AMT
        5.70%, 5/01/26..........................         9,385        9,430,330
AAA     San Francisco City & Cnty Int'l Arpt
        Ser 00A AMT FSA
        6.125%, 1/01/27.........................         1,500        1,557,885
AAA     San Francisco Cty & Cnty Int'l Arpt
        MBIA Ser 93 AMT
        6.20%, 5/01/20..........................         5,580        5,764,977
A       San Francisco Univ Ed Fac
        (Student Hsg Rev) ACA Ser 99
        5.25%, 7/01/32..........................         6,550        5,968,163
AAA     San Jose Arpt Rev
        (San Jose Arpts) FGIC Ser 93 AMT
        5.70%, 3/01/18..........................         8,825        8,938,754


--------------------------------------------------------------------------------
38 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

NR      Santa Margarita Wtr
        Fac Dist #99-1 (Talega) Ser 99
        6.25%, 9/01/29..........................       $ 4,545   $    4,555,135
NR      Santa Margarita Wtr Fac Dist
        #99-1 (Talega) Ser 99
        6.20%, 9/01/20..........................         5,330        5,341,939
        6.25%, 9/01/29..........................        22,800       22,850,844
AAA     So Calif HFA SFMR
        GNMA/FNMA Ser 91B AMT
        6.90%, 10/01/24.........................         1,180        1,213,276
AAA     So Calif HFA SFMR
        GNMA/FNMA Ser 92A AMT
        6.75%, 9/01/22..........................           965          992,869
AAA     So Tahoe Joint Pwr Fin Auth
        Ser 95A CAP MAC
        5.75%, 10/01/25.........................         3,000        3,064,920
AAA     Stockton Calif Assmt Dist
        (West 8th St Proj) Ser 99
        6.30%, 9/02/21..........................         4,200        4,263,084
BBB+    Westminster Redev Agy MFHR
        (Rose Garden Apt) Ser 93A AMT
        6.75%, 8/01/24..........................         4,300        4,433,214
NR      Winchester Hills Comm Fac Dist
        #98-1 (Winchester Hills) Ser 98A
        6.30%, 9/01/18..........................         4,555        4,644,551
        6.375%, 9/01/28.........................         6,700        6,757,754
AAA     Yolo Cnty Hsg Auth
        MFHR (Waggener Ranch Apts) FHA
        Ser 91 AMT
        7.00%, 10/01/33.........................         9,000        9,464,310
NR      Yorba Linda Rec Rev
        (Black Gold Golf Proj) Ser 00
        7.50%, 10/01/30.........................        10,180       10,202,803
                                                                 --------------
                                                                  1,078,724,859
                                                                 --------------
        Puerto Rico-1.9%
AAA     Puerto Rico HFC SFMR
        (Home Mtg Rev) GNMA Ser 98 AMT
        5.20%, 12/01/32.........................         6,500        6,071,390
A       Puerto Rico Tobacco Settlement Rev
        (Childrens Trust Fund)
        6.00%, 7/01/26..........................        14,500       14,391,685
                                                                 --------------
                                                                     20,463,075
                                                                 --------------
        Total Long Term Municipal Bonds
           (cost $1,038,778,903)................                  1,099,187,934
                                                                 --------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 39

------------------------
CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                           Principal
Poor's                                                  Amount
Ratings(a)                                               (000)            Value
--------------------------------------------------------------------------------

        Short-Term Municipal Bonds-0.1%
A-1+    California Poll Ctl Fin Auth PCR
        (Shell Martinez Project) Ser 96A AMT
        3.60%, 10/01/31(e)
        (cost $1,200,000).......................        $1,200   $    1,200,000
                                                                 --------------
        Total Investments-100.6%
           (cost $1,039,978,903)................                  1,100,387,934
        Other assets less liabilities-(0.6%)....                     (6,680,723)
                                                                 --------------

        Net Assets-100%.........................                 $1,093,707,211
                                                                 ==============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        California Municipal Bonds-92.8%

        Long Term Municipal Bonds-89.8%
AAA     California HFA MFHR
        (Home Mtg Rev) AMBAC Ser 95A
        6.25%, 2/01/37............................       $ 5,000   $  5,166,800
A       California Infra & Eco Dev Bank
        (American Ctr/Wine Food & Arts)
        Ser 99 ACA
        5.75%, 12/01/24...........................         5,000      4,961,100
        5.80%, 12/01/29...........................         8,215      8,214,589
AAA     Capistrano Sch Dist GO
        FGIC Ser 2000A
        6.00%, 8/01/24............................         1,550      1,630,073
AAA     Coronado Comm Dev Proj
        Tax Alloc FSA Ser 96
        6.00%, 9/01/26............................         8,700      9,074,013
AAA     Fontana Pub Fin Auth
        Tax Alloc (No Fontana) MBIA Ser 93A
        5.625%, 9/01/24...........................         6,805      6,876,725
AAA     Glendale Hlth Fac
        (Glendale Mem Hosp) CONNIE LEE
        Ser 95A
        5.60%, 11/15/25...........................         2,000      2,009,180
AAA     La Mirada Tax Alloc
        (Commercial Redev) FSA Ser 95B
        5.90%, 8/15/24............................         5,000      5,151,400
NR      Lancaster Redev Agy FHA
        MFHR (High Valley Apartments) Ser 96A
        6.00%, 6/01/27............................         4,170      4,237,596
NR      Los Angeles Cnty
        Comm Fac Dist #92-1
        (Castaic Union SD
        Northlake Proj) Ser 92
        9.00%, 10/01/19...........................         4,010      4,309,026
AAA     Los Angeles Cnty
        Metro Trans Auth MBIA Ser 93A
        5.625%, 7/01/18...........................         2,500      2,551,575
AAA     Mojave Wtr Agy Imp Dist M
        (Morongo Basin Pipeline) FGIC Ser 96
        5.80%, 9/01/22............................        10,000     10,329,100
AAA     Northern Calif Trans Agy
        Elec Rev (Calif-Oregon Trans) MBIA
        Ser 93A
        6.05%, 4/29/24............................         9,800      9,807,644


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 41

----------------------------
INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
----------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

AAA     Orange Cnty
        (Foothill/Eastern Corr Agy) MBIA Ser 99
        5.00%, 1/15/16............................       $10,000   $  9,925,700
AAA     Orange Cnty COP
        (Loma Ridge Data Ctr Proj) AMBAC
        6.00%, 6/01/21............................         1,000      1,047,580
AAA     Orange Cnty Recovery Certificates
        MBIA Ser 96A
        6.00%, 7/01/26............................         3,000      3,105,750
AAA     Palm Springs COP
        (Escrowed in Ref Corp Strips) Ser 91B
        Zero coupon, 4/15/21......................        42,500     12,561,300
AAA     Rancho Wtr Dist Fin Auth
        AMBAC Ser 91 Pre-refunded
        8.574%, 8/17/21(e)........................         3,000      3,231,750
AAA     Redding COP
        (Elec Sys Rev) MBIA Ser 92A
        8.244%, 7/01/22...........................         2,000      2,424,760
AAA     Sacramento Muni Util Dist
        FGIC Ser 92A
        8.564%, 8/15/18(e)........................         1,500      1,612,905
AAA     Sacramento Muni Util Dist
        MBIA Ser 93E
        5.75%, 5/15/22............................         5,000      5,093,550
AAA     San Bernardino Tax Alloc
        (Joint Pwr Fin Auth) FSA Ser 95A
        5.75%, 10/01/25...........................         5,000      5,108,200
A       San Francisco St Univ
        Ed Fac (Student Hsg Rev) ACA Ser 99
        5.25%, 7/01/32............................        11,450     10,432,896
AAA     Shasta Lake COP
        (Elec Sys Rev) FSA Ser 96-2
        6.00%, 4/01/16............................         2,895      3,056,859
AAA     So Tahoe
        (Joint Pwr Fin Auth) CAP MAC Ser 95A
        5.75%, 10/01/25...........................         1,500      1,532,460
AAA     Univ of California Regents Hosp Rev
        (UCLA Med Ctr) MBIA Ser 94
        5.50%, 12/01/20...........................         1,685      1,694,537
                                                                   ------------
        Total Long Term Municipal Bonds
           (cost $127,182,643)....................                  135,147,068
                                                                   ------------


--------------------------------------------------------------------------------
42 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Standard &                                             Principal
Poor's                                                    Amount
Ratings(a)                                                 (000)          Value
--------------------------------------------------------------------------------

        Short Term Municipal Note-3.0%
A-1+    Orange Cnty COP
        (Sanitation Dist No 1-3, 5-7)
        Ser 93 AMBAC
        4.50%, 8/01/16(e)
        (cost $4,500,000).........................        $4,500   $  4,500,000
                                                                   ------------
        Total Investments-92.8%
           (cost $131,682,643)....................                  139,647,068
        Other assets less liabilities-7.2%........                   10,796,829
                                                                   ------------

        Net Assets-100%...........................                 $150,443,897
                                                                   ============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 43

----------------------------
PORTFOLIO OF INVESTMENTS
----------------------------

(a)   Unaudited.
(b)   Moody's or Fitch Rating (unaudited).
(c)   Illiquid security, valued at fair value (see Note A).
(d) Inverse floater security - security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

      Glossary of Terms:
      ACA          American Capital Access Financial Guaranty Corporation
      AMBAC        American Municipal Bond Assurance Corporation
      AMT          Alternative Minimum Tax - (subject to)
      CAP MAC      Capital Markets Assurance Corporation
      CDA          Community Development Administration
      CCRC         Congregate Care Retirement Center
      CONNIE LEE   Connie Lee Insurance Company
      COP          Certificate of Participation
      ETM          Escrow to Maturity
      FGIC         Financial Guaranty Insurance Company
      FHA          Federal Housing Administration
      FHLMC        Federal Home Loan Mortgage Corp.
      FNMA         Federal National Mortgage Association
      FSA          Financial Security Assurance Inc.
      GNMA         Government National Mortgage Association
      GO           General Obligation
      HDA          Housing Development Authority
      HFA          Housing Finance Authority
      IDR          Industrial Development Revenue
      MBIA         Municipal Bond Investors Assurance
      MFA          Mortgage Finance Authority
      MFHR         Multi-Family Housing Revenue
      NR           Rating not applied for
      PCR          Pullution Control Revenue
      SFMR         Single Family Mortgage Revenue
      TSASC        Tobacco Settlement Asset Securitization Corporation
      VA           Veterans Association

      See notes to financial statements.


--------------------------------------------------------------------------------
44 o ALLIANCE MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

                                                                     Insured
                                                    National         National
                                                 =============    =============
Assets
Investments in securities, at value
   (cost: $649,941,103 and $194,817,793,
   respectively) .............................   $ 667,330,035    $ 200,400,760
Receivable for investment securities sold ....      19,577,398       15,418,196
Interest receivable ..........................      11,268,401        3,279,073
Receivable for capital stock sold ............       1,944,871          426,258
                                                 -------------    -------------
Total assets .................................     700,120,705      219,524,287
                                                 -------------    -------------
Liabilities
Due to custodian .............................         442,709          120,004
Payable for investment securities
   purchased .................................      72,406,574       17,307,069
Payable for capital stock redeemed ...........       1,808,237          537,007
Dividends payable ............................         930,968          295,677
Distribution fee payable .....................         283,826           75,200
Advisory fee payable .........................         105,495          106,676
Accrued expenses .............................         254,629          105,857
                                                 -------------    -------------
Total liabilities ............................      76,232,438       18,547,490
                                                 -------------    -------------
Net Assets ...................................   $ 623,888,267    $ 200,976,797
                                                 =============    =============
Composition of Net Assets
Capital stock, at par ........................   $      61,541    $      20,990
Additional paid-in capital ...................     654,703,731      207,225,189
Distributions in excess of net
   investment income .........................        (930,968)        (295,677)
Accumulated net realized loss on
   investment transactions ...................     (47,335,739)     (11,556,672)
Net unrealized appreciation of investments ...      17,389,702        5,582,967
                                                 -------------    -------------
                                                 $ 623,888,267    $ 200,976,797
                                                 =============    =============
Class A Shares
Net assets ...................................   $ 412,247,880    $ 161,977,234
                                                 =============    =============
Shares of capital stock outstanding ..........      40,645,837       16,910,623
                                                 =============    =============
Class B Shares
Net assets ...................................   $ 117,779,417    $  25,069,517
                                                 =============    =============
Shares of capital stock outstanding ..........      11,629,220        2,622,156
                                                 =============    =============
Class C Shares
Net assets ...................................   $  93,860,970    $  13,930,046
                                                 =============    =============
Shares of capital stock outstanding ..........       9,265,851        1,456,690
                                                 =============    =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share .................................          $10.14            $9.58
Sales charge--4.25% of public
   offering price ............................             .45              .43
                                                        ------           ------
Maximum offering price .......................          $10.59           $10.01
                                                        ======           ======
Class B Shares
Net asset value and offering price
   per share .................................          $10.13            $9.56
                                                        ======            =====
Class C Shares
Net asset value and offering price
   per share .................................          $10.13            $9.56
                                                        ======            =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 45

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                 New York          California
                                             ===============    ===============
Assets
Investments in securities, at value
   (cost: $392,489,297 and $1,039,978,903,
   respectively) ..........................  $   409,735,373    $ 1,100,387,934
Cash ......................................               -0-            85,445
Interest receivable .......................        5,804,309         18,089,534
Receivable for capital stock sold .........        1,108,273          3,361,026
Receivable for investment securities sold .               -0-        18,481,479
                                             ---------------    ---------------
Total assets ..............................      416,647,955      1,140,405,418
                                             ===============    ===============
Liabilities
Due to custodian ..........................          974,189                 -0-
Payable for investment securities purchased        9,290,513         40,565,745
Payable for capital stock redeemed ........        1,327,317          2,215,496
Advisory fee payable ......................          605,867          1,596,373
Dividends payable .........................          599,072          1,579,085
Distribution fee payable ..................          187,030            498,150
Accrued expenses ..........................          127,722            243,358
                                             ---------------    ---------------
Total liabilities .........................       13,111,710         46,698,207
                                             ---------------    ---------------
Net Assets ................................  $   403,536,245    $ 1,093,707,211
                                             ===============    ===============
Composition of Net Assets
Capital stock, at par .....................  $        41,583    $       100,528
Additional paid-in capital ................      402,617,043      1,068,917,613
Distributions in excess of net
   investment income ......................         (599,072)          (881,230)
Accumulated net realized loss on
   investment transactions ................      (15,769,385)       (34,838,731)
Net unrealized appreciation of investments        17,246,076         60,409,031
                                             ---------------    ---------------
                                             $   403,536,245    $ 1,093,707,211
                                             ===============    ===============
Class A Shares
Net assets ................................  $   259,996,563    $   714,654,365
                                             ===============    ===============
Shares of capital stock outstanding .......       26,793,468         65,685,520
                                             ===============    ===============
Class B Shares
Net assets ................................  $   100,651,229    $   222,896,845
                                             ===============    ===============
Shares of capital stock outstanding .......       10,371,571         20,489,401
                                             ===============    ===============
Class C Shares
Net assets ................................  $    42,888,453    $   156,156,001
                                             ===============    ===============
Shares of capital stock outstanding .......        4,417,589         14,353,286
                                             ===============    ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share ..............................            $9.70             $10.88
Sales charge--4.25% of public
   offering price .........................              .43                .48
                                                      ------             ------
Maximum offering price ....................           $10.13             $11.36
                                                      ======             ======
Class B Shares
Net asset value and offering price
   per share ..............................            $9.70             $10.88
                                                      ======             ======
Class C Shares
Net asset value and offering price
   per share ..............................            $9.71             $10.88
                                                      ======             ======

See notes to financial statements.


--------------------------------------------------------------------------------
46 o ALLIANCE MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                     Insured
                                                                   California
                                                                  =============
Assets
Investments in securities, at value (cost: $131,682,643) .....    $ 139,647,068
Cash .........................................................          253,349
Receivable for investment securities sold ....................        9,711,396
Interest receivable ..........................................        2,003,493
Receivable for capital stock sold ............................          458,128
                                                                  -------------
Total assets .................................................      152,073,434
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        1,204,969
Dividends payable ............................................          205,114
Advisory fee payable .........................................           69,201
Distribution fee payable .....................................           57,996
Accrued expenses .............................................           92,257
                                                                  -------------
Total liabilities ............................................        1,629,537
                                                                  -------------
Net Assets ...................................................    $ 150,443,897
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      10,950
Additional paid-in capital ...................................      145,276,987
Distributions in excess of net investment income .............         (128,079)
Accumulated net realized loss on investment transactions .....       (2,680,386)
Net unrealized appreciation of investments ...................        7,964,425
                                                                  -------------
                                                                  $ 150,443,897
                                                                  =============
Class A Shares
Net assets ...................................................    $ 115,982,613
                                                                  =============
Shares of capital stock outstanding ..........................        8,443,350
                                                                  =============
Class B Shares
Net assets ...................................................    $  18,925,173
                                                                  =============
Shares of capital stock outstanding ..........................        1,376,838
                                                                  =============
Class C Shares
Net assets ...................................................    $  15,536,111
                                                                  =============
Shares of capital stock outstanding ..........................        1,130,023
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share ...............           $13.74
Sales charge--4.25% of public offering price .................              .61
                                                                         ------
Maximum offering price .......................................           $14.35
                                                                         ======
Class B Shares
Net asset value and offering price per share .................           $13.75
                                                                         ======
Class C Shares
Net asset value and offering price per share .................           $13.75
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 47

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year ended October 31, 2000

                                                                     Insured
                                                   National          National
                                                 ============      ============
Investment Income
Interest ...................................     $ 39,586,794      $ 12,391,910
                                                 ------------      ------------
Expenses
Advisory fee ...............................        3,987,871         1,296,659
Distribution fee - Class A .................        1,228,690           489,302
Distribution fee - Class B .................        1,297,592           277,801
Distribution fee - Class C .................          987,368           184,511
Transfer agency ............................          541,836           163,145
Custodian ..................................          193,844           104,982
Printing ...................................          112,371            35,940
Registration ...............................           95,681            41,369
Administrative .............................           93,000            93,000
Audit and legal ............................           88,520            56,348
Directors' fees ............................            5,600             5,600
Miscellaneous ..............................           14,689             7,165
                                                 ------------      ------------
Total expenses .............................        8,647,062         2,755,822
                                                 ------------      ------------
Less: advisory fee waived (see note B) .....       (2,711,752)         (145,492)
                                                 ------------      ------------
Net expenses ...............................        5,935,310         2,610,330
                                                 ------------      ------------
Net investment income ......................       33,651,484         9,781,580
                                                 ------------      ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ............................      (16,044,802)       (1,543,378)
Net change in unrealized appreciation/
   depreciation of investments .............       22,754,536         6,913,106
                                                 ------------      ------------
Net gain on investments ....................        6,709,734         5,369,728
                                                 ------------      ------------
Net Increase in Net Assets
   from Operations .........................     $ 40,361,218      $ 15,151,308
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
48 o ALLIANCE MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                   New York         California
                                                 ============      ============
Investment Income
Interest ...................................     $ 24,304,894      $ 65,003,716
                                                 ------------      ------------
Expenses
Advisory fee ...............................        2,437,551         6,602,522
Distribution fee - Class A .................          729,892         2,075,313
Distribution fee - Class B .................        1,036,039         2,143,697
Distribution fee - Class C .................          431,070         1,502,629
Transfer agency ............................          284,239           523,727
Custodian ..................................          118,506           222,442
Printing ...................................           97,061           163,468
Administrative .............................           93,000            93,000
Audit and legal ............................           67,849           128,032
Registration ...............................           23,973            29,311
Directors' fees ............................            5,600             5,600
Miscellaneous ..............................           12,889            34,148
                                                 ------------      ------------
Total expenses .............................        5,337,669        13,523,889
                                                 ------------      ------------
Less: advisory fee waived (see note B) .....       (1,297,625)       (2,112,807)
                                                 ------------      ------------
Net expenses ...............................        4,040,044        11,411,082
                                                 ------------      ------------
Net investment income ......................       20,264,850        53,592,634
                                                 ------------      ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ............................       (6,049,723)       (8,045,764)
Net change in unrealized appreciation/
   depreciation of investments .............       16,013,281        36,456,520
                                                 ------------      ------------
Net gain on investments ....................        9,963,558        28,410,756
                                                 ------------      ------------
Net Increase in Net Assets
   from Operations .........................     $ 30,228,408      $ 82,003,390
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 49

-----------------------
STATEMENT OF OPERATIONS
-----------------------

                                                                      Insured
                                                                     California
                                                                     ===========
Investment Income
Interest .....................................................       $ 8,488,403
                                                                     -----------
Expenses
Advisory fee .................................................           789,859
Distribution fee - Class A ...................................           324,785
Distribution fee - Class B ...................................           202,040
Distribution fee - Class C ...................................           151,451
Custodian ....................................................            93,726
Administrative ...............................................            93,000
Transfer agency ..............................................            69,784
Audit and legal ..............................................            37,162
Printing .....................................................            24,217
Registration .................................................             9,487
Directors' fees ..............................................             5,600
Miscellaneous ................................................             9,255
                                                                     -----------
Total expenses ...............................................         1,810,366
                                                                     -----------
Net investment income ........................................         6,678,037
                                                                     -----------
Realized and Unrealized Gain on Investments
Net realized gain on investment transactions .................         1,465,571
Net change in unrealized appreciation/depreciation
   of investments ............................................         5,127,689
                                                                     -----------
Net gain on investments ......................................         6,593,260
                                                                     -----------
Net Increase in Net Assets from Operations ...................       $13,271,297
                                                                     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
50 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                             National
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  33,651,484    $  31,639,813
Net realized loss on investment
   transactions ..............................     (16,044,802)     (31,290,937)
Net change in unrealized appreciation/
   depreciation of investments ...............      22,754,536      (31,236,200)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      40,361,218      (30,887,324)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................     (22,655,707)     (18,867,293)
   Class B ...................................      (6,230,267)      (7,943,915)
   Class C ...................................      (4,765,510)      (4,828,605)
Distributions in excess of net
   investment income
   Class A ...................................         (83,523)      (1,721,256)
   Class B ...................................         (23,686)        (724,721)
   Class C ...................................         (17,452)        (440,512)
Net realized gain on investments
   Class A ...................................              -0-      (3,219,099)
   Class B ...................................              -0-      (1,765,332)
   Class C ...................................              -0-        (974,028)
Capital Stock Transactions
Net increase (decrease) ......................     (54,448,653)      72,852,855
                                                 -------------    -------------
Total increase (decrease) ....................     (47,863,580)       1,480,770
Net Assets
Beginning of period ..........................     671,751,847      670,271,077
                                                 -------------    -------------
End of period ................................   $ 623,888,267    $ 671,751,847
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 51

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                         Insured National
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   9,781,580    $   9,825,923
Net realized loss on investment
   transactions ..............................      (1,543,378)     (10,013,294)
Net change in unrealized appreciation/
   depreciation of investments ...............       6,913,106      (12,859,783)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      15,151,308      (13,047,154)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (7,874,196)      (7,389,653)
   Class B ...................................      (1,143,362)      (1,629,052)
   Class C ...................................        (764,022)        (807,218)
Distributions in excess of net
   investment income
   Class A ...................................        (146,286)        (328,139)
   Class B ...................................         (21,943)         (72,338)
   Class C ...................................         (14,628)         (35,845)
Net realized gain on investments
   Class A ...................................              -0-      (3,797,073)
   Class B ...................................              -0-      (1,065,551)
   Class C ...................................              -0-        (476,055)
Capital Stock Transactions
Net decrease .................................     (25,045,312)        (261,978)
                                                 -------------    -------------
Total decrease ...............................     (19,858,441)     (28,910,056)
Net Assets
Beginning of period ..........................     220,835,238      249,745,294
                                                 -------------    -------------
End of period ................................   $ 200,976,797    $ 220,835,238
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
52 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                             New York
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  20,264,850    $  18,706,703
Net realized loss on investment
   transactions ..............................      (6,049,723)      (8,256,144)
Net change in unrealized appreciation/
   depreciation of investments ...............      16,013,281      (25,161,193)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      30,228,408      (14,710,634)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................     (13,295,727)     (11,259,004)
   Class B ...................................      (4,916,206)      (5,262,517)
   Class C ...................................      (2,052,917)      (2,185,182)
Distributions in excess of net
   investment income
   Class A ...................................          (2,303)        (141,491)
   Class B ...................................            (838)         (66,134)
   Class C ...................................            (349)         (27,461)
Capital Stock Transactions
Net increase (decrease) ......................        (747,220)      61,469,975
                                                 -------------    -------------
Total increase ...............................       9,212,848       27,817,552
Net Assets
Beginning of period ..........................     394,323,397      366,505,845
                                                 -------------    -------------
End of period ................................   $ 403,536,245    $ 394,323,397
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 53

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                         California
                                             ==================================
                                               Year Ended         Year Ended
                                               October 31,        October 31,
                                                  2000               1999
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $    53,592,634    $    46,553,020
Net realized loss on investment
   transactions ..........................        (8,045,764)       (20,431,904)
Net change in unrealized appreciation/
   depreciation of investments ...........        36,456,520        (49,987,983)
                                             ---------------    ---------------
Net increase (decrease) in net assets from
   operations ............................        82,003,390        (23,866,867)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................       (36,390,422)       (30,803,448)
   Class B ...............................        (9,695,886)        (9,555,417)
   Class C ...............................        (6,809,768)        (6,194,155)
Distributions in excess of net
   investment income
   Class A ...............................                -0-        (1,624,504)
   Class B ...............................                -0-          (503,931)
   Class C ...............................                -0-          (326,665)
Capital Stock Transactions
Net increase (decrease) ..................        (3,946,683)       258,928,720
                                             ---------------    ---------------
Total increase ...........................        25,160,631        186,053,733
Net Assets
Beginning of period ......................     1,068,546,580        882,492,847
                                             ---------------    ---------------
End of period ............................   $ 1,093,707,211    $ 1,068,546,580
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
54 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                        Insured California
                                                 ==============================
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2000             1999
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   6,678,037    $   6,985,691
Net realized gain (loss) on investment
   transactions ..............................       1,465,571       (3,924,423)
Net change in unrealized appreciation/
   depreciation of investments ...............       5,127,689       (9,384,578)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      13,271,297       (6,323,310)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (5,222,263)      (5,199,011)
   Class B ...................................        (831,374)      (1,008,516)
   Class C ...................................        (624,400)        (644,427)
Distributions in excess of net
   investment income
   Class A ...................................         (47,123)              -0-
   Class B ...................................          (7,854)              -0-
   Class C ...................................          (5,437)              -0-
Capital Stock Transactions
Net increase (decrease) ......................      (5,643,089)       3,657,065
                                                 -------------    -------------
Total increase (decrease) ....................         889,757       (9,518,199)
Net Assets
Beginning of period ..........................     149,554,140      159,072,339
                                                 -------------    -------------
End of period ................................   $ 150,443,897    $ 149,554,140
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 55

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each of the State Portfolios are non-diversified. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
56 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax reclassifications of distributions, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 57

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly.

For the year ended October 31, 2000, the Adviser has agreed to waive part of its advisory fee for the National, Insured National, New York, and California Portfolios. The aggregate amounts of such fee waivers were: $2,711,752, $145,492, $1,297,625 and $2,112,807, respectively. Pursuant to the advisory agreement, the Fund paid $465,000 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: National Portfolio, $389,601; Insured National Portfolio, $101,874; New York Portfolio, $211,085; California Portfolio, $374,937 and Insured California Portfolio, $49,122 for the year ended October 31, 2000.

In addition, for the year ended October 31, 2000, the Fund's expenses were reduced by: National Portfolio $20,881; Insured National Portfolio $5,600; New York Portfolio $11,243; California Portfolio $19,950 and Insured California Portfolio, $2,611 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended October 31, 2000 as follows:

                             Front End     Contingent Deferred Sales Charges
                         Sales Charges   -------------------------------------
Portfolio                      Class A   Class A         Class B       Class C
-------------------------------------------------------------------------------
National...............        $55,378   $17,829        $270,565       $30,204
Insured National.......         13,096       422          66,975         5,365
New York...............         30,179    34,185         227,870        37,524
California.............         51,671    24,419         454,167        68,337
Insured California.....         10,657    29,547          26,159        13,162


--------------------------------------------------------------------------------
58 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                               Class B        Class C
=========                                              ==========     ==========
National ..........................................    $4,415,466     $3,901,083
Insured National ..................................     2,741,121      1,307,800
New York ..........................................     5,010,229      1,971,693
California ........................................     8,548,603      4,052,360
Insured California ................................     2,054,675      1,009,493

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended October 31, 2000 were as follows:

Portfolio                                           Purchases          Sales
=========                                         ==============  ==============
National.......................................   $2,678,647,664  $2,650,670,426
Insured National...............................      623,683,239     623,715,210
New York.......................................      727,725,260     718,512,894
California.....................................    1,358,602,809   1,278,996,429
Insured California.............................      236,996,246     256,060,484

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 59

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of investments for each Portfolio were as follows:

                                             Gross Unrealized           Net
                                      ============================   Unrealized
Portfolio                Tax Cost     Appreciation  (Depreciation)  Appreciation
=========            ==============   ============  ==============  ============
National .........   $  650,737,727   $16,983,074    $ (390,766)    $16,592,308
Insured National .      195,894,791     4,517,649       (11,680)      4,505,969
New York .........      393,542,837    16,225,595       (33,059)     16,192,536
California .......    1,043,816,144    56,806,795      (235,005)     56,571,790
Insured California      132,710,027     7,138,891      (201,850)      6,937,041

NOTE E

Taxes

For Federal income tax purposes at October 31, 2000, the Fund had capital loss carryforwards for the following Portfolios:

                         Expiring       Expiring        Expiring       Expiring
Portfolio                 in 2003        in 2004         in 2007        in 2008
--------------------------------------------------------------------------------
National............  $        -0-   $        -0-    $27,730,378    $18,808,737
Insured National....           -0-            -0-      8,885,723      1,593,951
New York............    1,444,926             -0-      7,273,675      5,997,244
California..........    4,309,001      2,052,062      14,469,761     10,170,666
Insured California..           -0-            -0-      1,653,001             -0-

NOTE F

Capital Stock

There are 3,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------   -----------------------------
                                Shares                        Amount
                      -------------------------   -----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
National Portfolio           2000          1999            2000            1999
-------------------------------------------------------------------------------
Class A
Shares sold             7,964,901     8,506,866   $  78,799,540   $  91,581,471
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions        1,324,932     1,335,920      13,134,466      14,384,705
-------------------------------------------------------------------------------
Shares converted
   from Class B         3,269,051     5,270,047      32,200,533      56,148,358
-------------------------------------------------------------------------------
Shares redeemed       (12,142,152)   (7,742,184)   (119,829,565)    (82,450,186)
-------------------------------------------------------------------------------
Net increase              416,732     7,370,649   $   4,304,974   $  79,664,348
===============================================================================


--------------------------------------------------------------------------------
60 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------   -----------------------------
                                Shares                        Amount
                      -------------------------   -----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
National Portfolio           2000          1999            2000            1999
-------------------------------------------------------------------------------
Class B
Shares sold             2,802,894     5,776,146    $ 27,835,794    $ 62,149,399
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          355,763       652,921       3,521,139       7,053,644
-------------------------------------------------------------------------------
Shares converted
   to Class A          (3,269,051)   (5,270,047)    (32,200,533)    (56,148,358)
-------------------------------------------------------------------------------
Shares redeemed        (3,967,533)   (3,274,019)    (39,144,848)    (35,084,961)
-------------------------------------------------------------------------------
Net decrease           (4,077,927)   (2,114,999)   $(39,988,448)   $(22,030,276)
===============================================================================

Class C
Shares sold             1,851,322     3,122,435    $ 18,343,626    $ 33,601,967
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          288,956       492,277       2,860,652       5,318,617
-------------------------------------------------------------------------------
Shares redeemed        (4,046,181)   (2,217,831)    (39,969,457)    (23,701,801)
-------------------------------------------------------------------------------
Net increase
   (decrease)          (1,905,903)    1,396,881    $(18,765,179)   $ 15,218,783
===============================================================================

                              ---------------------------    ----------------------------
                                         Shares                          Amount
                              ---------------------------    ----------------------------
                               Year Ended      Year Ended      Year Ended      Year Ended
                              October 31,     October 31,     October 31,     October 31,
Insured National Portfolio           2000            1999            2000            1999
-----------------------------------------------------------------------------------------
Class A
Shares sold                       945,091       1,460,910    $  8,823,343    $ 14,626,498
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                  461,316         735,233       4,315,400       7,458,642
-----------------------------------------------------------------------------------------
Shares converted
   from Class B                   752,685       1,461,900       6,975,099      14,407,154
-----------------------------------------------------------------------------------------
Shares redeemed                (3,313,798)     (2,601,120)    (30,891,950)    (26,087,146)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)                  (1,154,706)      1,056,923    $(10,778,108)   $ 10,405,148
=========================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 61

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                              ---------------------------    ----------------------------
                                         Shares                          Amount
                              ---------------------------    ----------------------------
                               Year Ended      Year Ended      Year Ended      Year Ended
                              October 31,     October 31,     October 31,     October 31,
Insured National Portfolio           2000            1999            2000            1999
-----------------------------------------------------------------------------------------
Class B
Shares sold                       765,585       1,130,671    $  7,132,852    $ 11,487,371
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   67,933         203,847         634,279       2,072,901
-----------------------------------------------------------------------------------------
Shares converted
   to Class A                    (753,986)     (1,461,900)     (6,975,099)    (14,407,154)
-----------------------------------------------------------------------------------------
Shares redeemed                  (955,755)     (1,010,373)     (8,901,395)    (10,137,552)
-----------------------------------------------------------------------------------------
Net decrease                     (876,223)     (1,137,755)   $ (8,109,363)   $(10,984,434)
=========================================================================================

Class C
Shares sold                       464,287         532,822    $  4,344,779    $  5,412,387
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   46,585         118,257         434,759       1,203,366
-----------------------------------------------------------------------------------------
Shares redeemed                (1,166,015)       (630,452)    (10,937,379)     (6,298,445)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)                    (655,143)         20,627    $ (6,157,841)   $    317,308
=========================================================================================

                      -------------------------    ----------------------------
                                Shares                          Amount
                      -------------------------    ----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
New York Portfolio           2000          1999            2000            1999
-------------------------------------------------------------------------------
Class A
Shares sold             5,482,715     6,028,955    $ 51,918,775    $ 59,952,589
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          756,565       692,717       7,177,720       6,951,513
-------------------------------------------------------------------------------
Shares converted
   from Class B         1,746,010     2,262,106      16,529,001      22,454,536
-------------------------------------------------------------------------------
Shares redeemed        (6,031,634)   (4,256,586)    (56,923,597)    (42,415,433)
-------------------------------------------------------------------------------
Net increase            1,953,656     4,727,192    $ 18,701,899    $ 46,943,205
===============================================================================


--------------------------------------------------------------------------------
62 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------    ----------------------------
                                Shares                          Amount
                      -------------------------    ----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                      October 31,   October 31,     October 31,     October 31,
New York Portfolio           2000          1999            2000            1999
-------------------------------------------------------------------------------
Class B
Shares sold             2,891,463     4,452,853    $ 27,472,771    $ 44,805,273
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          328,249       369,247       3,110,975       3,709,916
-------------------------------------------------------------------------------
Shares converted
   to Class A          (1,746,428)   (2,262,106)    (16,529,001)    (22,454,536)
-------------------------------------------------------------------------------
Shares redeemed        (2,876,251)   (1,932,939)    (27,191,530)    (19,340,640)
-------------------------------------------------------------------------------
Net increase
   (decrease)          (1,402,967)      627,055    $(13,136,785)   $  6,720,013
===============================================================================

Class C
Shares sold               829,314     1,772,374    $  7,882,804    $ 18,029,331
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          131,239       179,795       1,242,376       1,811,071
-------------------------------------------------------------------------------
Shares redeemed        (1,641,450)   (1,199,740)    (15,437,514)    (12,033,645)
-------------------------------------------------------------------------------
Net increase
   (decrease)            (680,897)      752,429    $ (6,312,334)   $  7,806,757
===============================================================================

                         ----------------------------    ------------------------------
                                     Shares                            Amount
                         ----------------------------    ------------------------------
                          Year Ended       Year Ended       Year Ended       Year Ended
                         October 31,      October 31,      October 31,      October 31,
California Portfolio            2000             1999             2000             1999
---------------------------------------------------------------------------------------
Class A
Shares sold               13,253,602       19,207,355    $ 139,716,279    $ 214,251,881
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           1,583,062        1,409,134       16,715,016       15,636,654
---------------------------------------------------------------------------------------
Shares converted
   from Class B            2,830,558        4,408,895       29,704,350       48,518,625
---------------------------------------------------------------------------------------
Shares redeemed          (16,641,850)      (8,938,147)    (175,339,470)     (98,544,498)
---------------------------------------------------------------------------------------
Net increase               1,025,372       16,087,237    $  10,796,175    $ 179,862,662
=======================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 63

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                         ----------------------------    ------------------------------
                                     Shares                            Amount
                         ----------------------------    ------------------------------
                          Year Ended       Year Ended       Year Ended       Year Ended
                         October 31,      October 31,      October 31,      October 31,
California Portfolio            2000             1999             2000             1999
---------------------------------------------------------------------------------------
Class B
Shares sold                6,568,377        9,703,601    $  69,407,606    $ 107,880,190
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             481,202          540,254        5,080,153        6,008,232
---------------------------------------------------------------------------------------
Shares converted
   to Class A             (2,831,332)      (4,408,895)     (29,704,350)     (48,518,625)
---------------------------------------------------------------------------------------
Shares redeemed           (4,985,706)      (2,905,493)     (52,468,169)     (32,206,885)
---------------------------------------------------------------------------------------
Net increase
   (decrease)               (767,459)       2,929,467    $  (7,684,760)   $  33,162,912
=======================================================================================

Class C
Shares sold                3,252,153        6,358,649    $  34,347,559    $  70,880,631
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             388,031          479,445        4,096,188        5,335,024
---------------------------------------------------------------------------------------
Shares redeemed           (4,334,045)      (2,740,920)     (45,501,845)     (30,312,509)
---------------------------------------------------------------------------------------
Net increase
   (decrease)               (693,861)       4,097,174    $  (7,058,098)   $  45,903,146
=======================================================================================

                                ---------------------------     ---------------------------
                                           Shares                          Amount
                                ---------------------------     ---------------------------
                                 Year Ended      Year Ended      Year Ended      Year Ended
                                October 31,     October 31,     October 31,     October 31,
Insured California Portfolio           2000            1999            2000            1999
-------------------------------------------------------------------------------------------
Class A
Shares sold                       1,613,322       1,336,511    $ 21,550,711    $ 18,648,962
-------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                    189,703         175,146       2,509,417       2,430,609
-------------------------------------------------------------------------------------------
Shares converted
   from Class B                     227,268         395,355       2,977,566       5,457,034
-------------------------------------------------------------------------------------------
Shares redeemed                  (2,097,693)     (1,334,892)    (27,544,400)    (18,418,230)
-------------------------------------------------------------------------------------------
Net increase
   (decrease)                       (67,400)        572,120    $   (506,706)   $  8,118,375
===========================================================================================


--------------------------------------------------------------------------------
64 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                               --------------------------    --------------------------
                                         Shares                         Amount
                               --------------------------    --------------------------
                                Year Ended     Year Ended     Year Ended     Year Ended
                               October 31,    October 31,    October 31,    October 31,
Insured California Portfolio          2000           1999           2000           1999
---------------------------------------------------------------------------------------
Class B
Shares sold                        320,641        395,432    $ 4,209,709    $ 5,504,873
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                    30,890         53,821        408,308        752,744
---------------------------------------------------------------------------------------
Shares converted
   to Class A                     (227,198)      (395,355)    (2,977,566)    (5,457,034)
---------------------------------------------------------------------------------------
Shares redeemed                   (397,580)      (506,189)    (5,231,947)    (7,072,654)
---------------------------------------------------------------------------------------
Net decrease                      (273,247)      (452,291)   $(3,591,496)   $(6,272,071)
=======================================================================================

Class C
Shares sold                        166,339        369,407    $ 2,204,881    $ 5,117,248
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                        30,601         39,344        404,916        547,906
---------------------------------------------------------------------------------------
Shares redeemed                   (317,248)      (282,163)    (4,154,684)    (3,854,393)
---------------------------------------------------------------------------------------
Net increase
   (decrease)                     (120,308)       126,588    $(1,544,887)   $ 1,810,761
=======================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 65

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           National Portfolio
                                      --------------------------------------------------------------
                                                                 Class A
                                      --------------------------------------------------------------
                                                          Year Ended October 31,
                                      --------------------------------------------------------------
                                          2000          1999          1998         1997        1996
                                      --------------------------------------------------------------
Net asset value,
   beginning of period .........        $10.02        $11.09        $10.94       $10.51      $10.45
                                      --------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .55(b)        .52(b)        .55(b)       .57(b)      .58
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .12          (.93)          .18          .44         .06
                                      --------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .67          (.41)          .73         1.01         .64
                                      --------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.55)         (.52)         (.55)        (.58)       (.58)
Distributions in excess of
   net investment income .......            -0-         (.04)         (.03)          -0-         -0-
Distributions from net
   realized gains ..............            -0-         (.10)           -0-          -0-         -0-
                                      --------------------------------------------------------------
Total dividends and
   distributions ...............          (.55)         (.66)         (.58)        (.58)       (.58)
                                      --------------------------------------------------------------
Net asset value,
   end of period ...............        $10.14        $10.02        $11.09       $10.94      $10.51
                                      ==============================================================
Total Return
Total investment return based
   on net asset value(c) .......          6.95%        (3.93)%        6.82%        9.88%       6.32%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $412,248      $402,922      $364,429     $329,540    $325,288
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............           .68%          .66%          .66%         .69%        .69%
   Expenses, before
     fee waivers ...............          1.11%         1.12%         1.08%        1.11%       1.10%
   Net investment income,
     net of fee waivers ........          5.53%         4.86%         4.98%        5.40%       5.55%
Portfolio turnover rate ........           415%          393%           56%          72%        137%

See footnote summary on page 80.


--------------------------------------------------------------------------------
66 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             National Portfolio
                                      -----------------------------------------------------------------
                                                                   Class B
                                      -----------------------------------------------------------------
                                                            Year Ended October 31,
                                      -----------------------------------------------------------------
                                          2000          1999          1998          1997          1996
                                      -----------------------------------------------------------------
Net asset value,
   beginning of period .........        $10.00        $11.08        $10.94        $10.51        $10.45
                                      -----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .48(b)        .44(b)        .46(b)        .50(b)        .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .13          (.93)          .19           .44           .06
                                      -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .61          (.49)          .65           .94           .57
                                      -----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.48)         (.44)         (.46)         (.50)         (.51)
Distributions in excess of
   net investment income .......            -0-         (.05)         (.05)         (.01)           -0-
Distributions from net
   realized gains ..............            -0-         (.10)           -0-           -0-           -0-
                                      -----------------------------------------------------------------
Total dividends and
   distributions ...............          (.48)         (.59)         (.51)         (.51)         (.51)
                                      -----------------------------------------------------------------
Net asset value,
   end of period ...............        $10.13        $10.00        $11.08        $10.94        $10.51
                                      =================================================================
Total Return
Total investment return based
   on net asset value(c) .......          6.32%        (4.65)%        6.06%         9.16%         5.61%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $117,779      $157,090      $197,517      $190,530      $214,994
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.39%         1.37%         1.37%         1.40%         1.40%
   Expenses, before
     fee waivers ...............          1.79%         1.74%         1.79%         1.79%         1.81%
   Net investment income,
     net of fee waivers ........          4.80%         4.12%         4.28%         4.69%         4.85%
Portfolio turnover rate ........           415%          393%           56%           72%          137%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 67

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           National Portfolio
                                       ----------------------------------------------------------
                                                                  Class C
                                       ----------------------------------------------------------
                                                          Year Ended October 31,
                                       ----------------------------------------------------------
                                          2000         1999         1998        1997        1996
                                       ----------------------------------------------------------
Net asset value,
   beginning of period .........        $10.00       $11.08       $10.94      $10.51      $10.45
                                       ----------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .48(b)       .45(b)       .47(b)      .50(b)      .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .13         (.94)         .18         .44         .06
                                       ----------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .61         (.49)         .65         .94         .57
                                       ----------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.48)        (.45)        (.47)       (.50)       (.51)
Distributions in excess of
   net investment income .......            -0-        (.04)        (.04)       (.01)         -0-
Distributions from net
   realized gains ..............            -0-        (.10)          -0-         -0-         -0-
                                       ----------------------------------------------------------
Total dividends and
   distributions ...............          (.48)        (.59)        (.51)       (.51)       (.51)
                                       ----------------------------------------------------------
Net asset value,
   end of period ...............        $10.13       $10.00       $11.08      $10.94      $10.51
                                       ==========================================================
Total Return
Total investment return based
   on net asset value(c) .......          6.32%       (4.65)%       6.06%       9.18%       5.62%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............       $93,861     $111,740     $108,325     $89,792     $96,134
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.38%        1.36%        1.36%       1.39%       1.39%
   Expenses, before
     fee waivers ...............          1.79%        1.79%        1.82%       1.81%       1.80%
   Net investment income,
     net of fee waivers ........          4.83%        4.15%        4.28%       4.70%       4.85%
Portfolio turnover rate ........           415%         393%          56%         72%        137%

See footnote summary on page 80.


--------------------------------------------------------------------------------
68 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Insured National Portfolio
                                      ----------------------------------------------------------
                                                                Class A
                                      ----------------------------------------------------------
                                                         Year Ended October 31,
                                      ----------------------------------------------------------
                                          2000         1999        1998        1997        1996
                                      ----------------------------------------------------------
Net asset value,
   beginning of period .........         $9.33       $10.52      $10.49      $10.28      $10.07
                                      ----------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .45(b)       .43(b)      .44(b)      .50(b)      .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .26         (.95)        .28         .37         .22
                                      ----------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .71         (.52)        .72         .87         .73
                                      ----------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.45)        (.43)       (.44)       (.50)       (.52)
Distributions in excess of
   net investment income .......          (.01)        (.02)       (.05)       (.02)         -0-
Distributions from net
   realized gains ..............            -0-        (.22)       (.20)       (.14)         -0-
                                      ----------------------------------------------------------
Total dividends and
   distributions ...............          (.46)        (.67)       (.69)       (.66)       (.52)
                                      ----------------------------------------------------------
Net asset value,
   end of period ...............         $9.58        $9.33      $10.52      $10.49      $10.28
                                      ==========================================================
Total Return
Total investment return based
   on net asset value(c) .......          7.84%       (5.28)%      7.15%       8.77%       7.43%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $161,977     $168,572    $179,003    $170,631    $160,425
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.09%         .99%       1.00%       1.02%       1.02%
   Expenses, before
     fee waivers ...............          1.16%        1.10%       1.12%       1.15%       1.12%
   Net investment income,
     net of fee waivers ........          4.83%        4.25%       4.21%       4.85%       5.04%
Portfolio turnover rate ........           311%         322%         27%         98%        157%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 69

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Insured National Portfolio
                                      -----------------------------------------------------
                                                            Class B
                                      -----------------------------------------------------
                                                     Year Ended October 31,
                                      -----------------------------------------------------
                                         2000        1999       1998       1997       1996
                                      -----------------------------------------------------
Net asset value,
   beginning of period .........       $ 9.31      $10.52     $10.49     $10.28     $10.07
                                      -----------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .40(b)      .36(b)     .37(b)     .42(b)     .44
Net realized and unrealized
   gain (loss) on investment
   transactions ................          .26        (.97)       .28        .38        .22
                                      -----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .66        (.61)       .65        .80        .66
                                      -----------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.40)       (.36)      (.37)      (.42)      (.45)
Distributions in excess of
   net investment income .......         (.01)       (.02)      (.05)      (.03)        -0-
Distributions from net
   realized gains ..............           -0-       (.22)      (.20)      (.14)        -0-
                                      -----------------------------------------------------
Total dividends and
   distributions ...............         (.41)       (.60)      (.62)      (.59)      (.45)
                                      -----------------------------------------------------
Net asset value,
   end of period ...............       $ 9.56       $9.31     $10.52     $10.49     $10.28
                                      =====================================================
Total Return
Total investment return based
   on net asset value(c) .......         7.10%      (6.10)%     6.48%      8.07%      6.74%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $25,070     $32,585    $48,751    $45,542    $52,156
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............         1.80%       1.70%      1.71%      1.75%      1.73%
   Expenses, before
     fee waivers ...............         1.87%       1.79%      1.87%      1.86%      1.83%
   Net investment income,
     net of fee waivers ........         4.12%       3.52%      3.49%      4.12%      4.32%
Portfolio turnover rate ........          311%        322%        27%        98%       157%

See footnote summary on page 80.


--------------------------------------------------------------------------------
70 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Insured National Portfolio
                                      ----------------------------------------------------
                                                             Class C
                                      ----------------------------------------------------
                                                     Year Ended October 31,
                                      ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                      ----------------------------------------------------
Net asset value,
   beginning of period .........       $ 9.32     $10.52     $10.49     $10.28     $10.07
                                      ----------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .40(b)     .36(b)     .37(b)     .42(b)     .44
Net realized and unrealized
   gain (loss) on investment
   transactions ................          .25       (.96)       .28        .38        .22
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .65       (.60)       .65        .80        .66
                                      ----------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.40)      (.36)      (.37)      (.42)      (.45)
Distributions in excess of
   net investment income .......         (.01)      (.02)      (.05)      (.03)        -0-
Distributions from net
   realized gains ..............           -0-      (.22)      (.20)      (.14)        -0-
                                      ----------------------------------------------------
Total dividends and
   distributions ...............         (.41)      (.60)      (.62)      (.59)      (.45)
                                      ----------------------------------------------------
Net asset value,
   end of period ...............       $ 9.56      $9.32     $10.52     $10.49     $10.28
                                      ====================================================
Total Return
Total investment return based
   on net asset value(c) .......         6.98%     (6.00)%     6.48%      8.07%      6.74%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $13,930    $19,679    $21,992    $19,057    $22,763
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............         1.80%      1.70%      1.70%      1.72%      1.72%
   Expenses, before
     fee waivers ...............         1.85%      1.80%      1.83%      1.84%      1.82%
   Net investment income,
     net of fee waivers ........         4.14%      3.55%      3.51%      4.15%      4.34%
Portfolio turnover rate ........          311%       322%        27%        98%       157%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 71

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         New York Portfolio
                                      ---------------------------------------------------------
                                                              Class A
                                      ---------------------------------------------------------
                                                        Year Ended October 31,
                                      ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                      ---------------------------------------------------------
Net asset value,
   beginning of period .........        $ 9.45      $10.29      $10.10      $ 9.66      $ 9.62
                                      ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .52(b)      .51(b)      .51(b)      .53(b)      .55
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .25        (.83)        .21         .46         .04
                                      ---------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .77        (.32)        .72         .99         .59
                                      ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.52)       (.51)       (.51)       (.54)       (.55)
Distributions in excess of
   net investment income .......            -0-       (.01)       (.02)       (.01)         -0-
                                      ---------------------------------------------------------
Total dividends and
   distributions ...............          (.52)       (.52)       (.53)       (.55)       (.55)
                                      ---------------------------------------------------------
Net asset value,
   end of period ...............        $ 9.70      $ 9.45      $10.29      $10.10      $ 9.66
                                      =========================================================
Total Return
Total investment return based
   on net asset value(c) .......          8.42%      (3.27)%      7.31%      10.52%       6.30%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $259,997    $234,835    $207,031    $181,745    $179,452
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............           .77%        .61%        .61%        .65%        .64%
   Expenses, before
     fee waivers ...............          1.10%       1.11%       1.08%       1.12%       1.11%
   Net investment income,
     net of fee waivers ........          5.46%       5.12%       5.04%       5.45%       5.66%
Portfolio turnover rate ........           187%        134%         18%         34%         64%

See footnote summary on page 80.


--------------------------------------------------------------------------------
72 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        New York Portfolio
                                      -------------------------------------------------------
                                                             Class B
                                      -------------------------------------------------------
                                                      Year Ended October 31,
                                      -------------------------------------------------------
                                          2000        1999        1998       1997       1996
                                      -------------------------------------------------------
Net asset value,
   beginning of period .........        $ 9.45      $10.29      $10.10     $ 9.66     $ 9.62
                                      -------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .45(b)      .44(b)      .44(b)     .46(b)     .48
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .25        (.83)        .21        .46        .04
                                      -------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .70        (.39)        .65        .92        .52
                                      -------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.45)       (.44)       (.44)      (.47)      (.48)
Distributions in excess of
   net investment income .......            -0-       (.01)       (.02)      (.01)        -0-
                                      -------------------------------------------------------
Total dividends and
   distributions ...............          (.45)       (.45)       (.46)      (.48)      (.48)
                                      -------------------------------------------------------
Net asset value,
   end of period ...............        $ 9.70      $ 9.45      $10.29     $10.10     $ 9.66
                                      =======================================================
Total Return
Total investment return based
   on net asset value(c) .......          7.61%      (3.96)%      6.57%      9.72%      5.52%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $100,651    $111,283    $114,739    $96,119    $96,959
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.48%       1.32%       1.32%      1.35%      1.35%
   Expenses, before
     fee waivers ...............          1.81%       1.76%       1.80%      1.84%      1.82%
   Net investment income,
     net of fee waivers ........          4.75%       4.38%       4.34%      4.75%      4.95%
Portfolio turnover rate ........           187%        134%         18%        34%        64%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 73

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      New York Portfolio
                                      ----------------------------------------------------
                                                            Class C
                                      ----------------------------------------------------
                                                     Year Ended October 31,
                                      ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                      ----------------------------------------------------
Net asset value,
   beginning of period .........       $ 9.45     $10.29     $10.10     $ 9.66     $ 9.62
                                      ----------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .45(b)     .44(b)     .44(b)     .46(b)     .48
Net realized and unrealized
   gain (loss) on investment
   transactions ................          .26       (.83)       .21        .46        .04
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .71       (.39)       .65        .92        .52
                                      ----------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.45)      (.44)      (.44)      (.47)      (.48)
Distributions in excess of
   net investment income .......           -0-      (.01)      (.02)      (.01)        -0-
                                      ----------------------------------------------------
Total dividends and
   distributions ...............         (.45)      (.45)      (.46)      (.48)      (.48)
                                      ----------------------------------------------------
Net asset value,
   end of period ...............       $ 9.71     $ 9.45     $10.29     $10.10     $ 9.66
                                      ====================================================
Total Return
Total investment return based
   on net asset value(c) .......         7.72%     (3.96)%     6.57%      9.72%      5.52%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $42,888    $48,205    $44,736    $38,890    $34,562
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............         1.47%      1.31%      1.31%      1.35%      1.34%
   Expenses, before
     fee waivers ...............         1.80%      1.77%      1.82%      1.82%      1.81%
   Net investment income,
     net of fee waivers ........         4.76%      4.41%      4.33%      4.75%      4.95%
Portfolio turnover rate ........          187%       134%        18%        34%        64%

See footnote summary on page 80.


--------------------------------------------------------------------------------
74 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        California Portfolio
                                      ---------------------------------------------------------
                                                              Class A
                                      ---------------------------------------------------------
                                                       Year Ended October 31,
                                      ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                      ---------------------------------------------------------
Net asset value,
   beginning of period .........        $10.58      $11.34      $11.04      $10.59      $10.45
                                      ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .56(b)      .54(b)      .56(b)      .58(b)      .58
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .30        (.73)        .32         .45         .14
                                      ---------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .86        (.19)        .88        1.03         .72
                                      ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.56)       (.54)       (.56)       (.58)       (.58)
Distributions in excess of
   net investment income .......            -0-       (.03)       (.02)         -0-         -0-
                                      ---------------------------------------------------------
Total dividends and
   distributions ...............          (.56)       (.57)       (.58)       (.58)       (.58)
                                      ---------------------------------------------------------
Net asset value,
   end of period ...............        $10.88      $10.58      $11.34      $11.04      $10.59
                                      =========================================================
Total Return
Total investment return based
   on net asset value(c) .......          8.38%      (1.80)%      8.20%      10.07%       7.15%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $714,654    $684,403    $550,626    $470,444    $460,444
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............           .84%        .71%        .72%        .78%        .77%
   Expenses, before
     fee waivers ...............          1.04%       1.04%       1.04%       1.05%       1.05%
   Net investment income,
     net of fee waivers ........          5.32%       4.88%       4.99%       5.43%       5.57%
Portfolio turnover rate ........           124%         88%         22%         20%         49%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 75

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        California Portfolio
                                      ---------------------------------------------------------
                                                              Class B
                                      ---------------------------------------------------------
                                                       Year Ended October 31,
                                      ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                      ---------------------------------------------------------
Net asset value,
   beginning of period .........        $10.58      $11.34      $11.04      $10.59      $10.45
                                      ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .48(b)      .46(b)      .48(b)      .51(b)      .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .30        (.73)        .33         .45         .14
                                      ---------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .78        (.27)        .81         .96         .65
                                      ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.48)       (.46)       (.48)       (.51)       (.51)
Distributions in excess of
   net investment income .......            -0-       (.03)       (.03)         -0-         -0-
                                      ---------------------------------------------------------
Total dividends and
   distributions ...............          (.48)       (.49)       (.51)       (.51)       (.51)
                                      ---------------------------------------------------------
Net asset value,
   end of period ...............        $10.88      $10.58      $11.34      $11.04      $10.59
                                      =========================================================
Total Return
Total investment return based
   on net asset value(c) .......          7.60%      (2.47)%      7.46%       9.29%       6.37%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $222,897    $224,924    $207,751    $166,672    $164,895
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.54%       1.41%       1.43%       1.48%       1.47%
   Expenses, before
     fee waivers ...............          1.74%       1.72%       1.75%       1.76%       1.75%
   Net investment income,
     net of fee waivers ........          4.61%       4.14%       4.30%       4.72%       4.87%
Portfolio turnover rate ........           124%         88%         22%         20%         49%

See footnote summary on page 80.


--------------------------------------------------------------------------------
76 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      California Portfolio
                                      -------------------------------------------------------
                                                            Class C
                                      -------------------------------------------------------
                                                      Year Ended October 31,
                                      -------------------------------------------------------
                                          2000        1999        1998       1997       1996
                                      -------------------------------------------------------
Net asset value,
   beginning of period .........        $10.58      $11.33      $11.04     $10.59     $10.45
                                      -------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .48(b)      .46(b)      .48(b)     .51(b)     .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .30        (.72)        .32        .45        .14
                                      -------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .78        (.26)        .80        .96        .65
                                      -------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.48)       (.46)       (.48)      (.51)      (.51)
Distributions in excess of
   net investment income .......            -0-       (.03)       (.03)        -0-        -0-
                                      -------------------------------------------------------
Total dividends and
   distributions ...............          (.48)       (.49)       (.51)      (.51)      (.51)
                                      -------------------------------------------------------
Net asset value,
   end of period ...............        $10.88      $10.58      $11.33     $11.04     $10.59
                                      =======================================================
Total Return
Total investment return based
   on net asset value(c) .......          7.60%      (2.39)%      7.46%      9.29%      6.38%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $156,156    $159,219    $124,115    $90,742    $90,917
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.54%       1.41%       1.42%      1.48%      1.47%
   Expenses, before
     fee waivers ...............          1.74%       1.74%       1.76%      1.74%      1.75%
   Net investment income,
     net of fee waivers ........          4.62%       4.17%       4.29%      4.73%      4.87%
Portfolio turnover rate ........           124%         88%         22%        20%        49%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 77

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Insured California Portfolio
                                      ---------------------------------------------------------
                                                              Class A
                                      ---------------------------------------------------------
                                                      Year Ended October 31,
                                      ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                      ---------------------------------------------------------
Net asset value,
   beginning of period .........        $13.11      $14.25      $13.89      $13.39      $13.32
                                      ---------------------------------------------------------
Income From Investment
   Operations
Net investment income ..........           .64(b)      .64(b)      .64(b)      .69(b)      .69
Net realized and unrealized
   gain (loss) on investment
   transactions ................           .63       (1.15)        .39         .50         .06
                                      ---------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          1.27        (.51)       1.03        1.19         .75
                                      ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.64)       (.63)       (.64)       (.68)       (.68)
Distributions in excess of
   net investment income .......            -0-         -0-       (.03)       (.01)         -0-
                                      ---------------------------------------------------------
Total dividends and
   distributions ...............          (.64)       (.63)       (.67)       (.69)       (.68)
                                      ---------------------------------------------------------
Net asset value,
   end of period ...............        $13.74      $13.11      $14.25      $13.89      $13.39
                                      =========================================================
Total Return
Total investment return based
   on net asset value(c) .......         10.02%      (3.74)%      7.60%       9.18%       5.79%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $115,983    $111,535    $113,102    $103,647    $101,542
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............          1.09%       1.05%       1.05%       1.11%       1.08%
   Expenses, before
     fee waivers ...............          1.09%       1.05%       1.05%       1.11%       1.08%
   Net investment income,
     net of fee waivers ........          4.82%       4.59%       4.52%       5.09%       5.19%
Portfolio turnover rate ........           174%        100%          0%         35%        118%

See footnote summary on page 80.


--------------------------------------------------------------------------------
78 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                 Insured California Portfolio
                                      ----------------------------------------------------
                                                           Class B
                                      ----------------------------------------------------
                                                    Year Ended October 31,
                                      ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                      ----------------------------------------------------
Net asset value,
   beginning of period .........       $13.11     $14.25     $13.89     $13.39     $13.32
                                      ----------------------------------------------------
Income From Investment
   Operations
Net investment income ..........          .54(b)     .53(b)     .54(b)     .59(b)     .60
Net realized and unrealized
   gain (loss) on investment
   transactions ................          .64      (1.14)       .39        .50        .05
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................         1.18       (.61)       .93       1.09        .65
                                      ----------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.54)      (.53)      (.54)      (.59)      (.58)
Distributions in excess of
   net investment income .......           -0-        -0-      (.03)        -0-        -0-
                                      ----------------------------------------------------
Total dividends and
   distributions ...............         (.54)      (.53)      (.57)      (.59)      (.58)
                                      ----------------------------------------------------
Net asset value,
   end of period ...............       $13.75     $13.11     $14.25     $13.89     $13.39
                                      ====================================================
Total Return
Total investment return based
   on net asset value(c) .......         9.27%     (4.44)%     6.84%      8.37%      4.99%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $18,925    $21,628    $29,957    $27,976    $26,696
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............         1.79%      1.76%      1.76%      1.81%      1.79%
   Expenses, before
     fee waivers ...............         1.79%      1.76%      1.76%      1.81%      1.79%
   Net investment income,
     net of fee waivers ........         4.11%      3.85%      3.82%      4.39%      4.49%
Portfolio turnover rate ........          174%       100%         0%        35%       118%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 79

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  Insured California Portfolio
                                      ----------------------------------------------------
                                                            Class C
                                      ----------------------------------------------------
                                                     Year Ended October 31,
                                      ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                      ----------------------------------------------------
Net asset value,
   beginning of period .........       $13.11     $14.25     $13.89     $13.39     $13.32
                                      ----------------------------------------------------
Income From Investment
   Operations
Net investment income ..........          .54(b)     .54(b)     .54(b)     .59(b)     .60
Net realized and unrealized
   gain (loss) on investment
   transactions ................          .64      (1.15)       .39        .50        .05
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................         1.18       (.61)       .93       1.09        .65
                                      ----------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.54)      (.53)      (.54)      (.59)      (.58)
Distributions in excess of
   net investment income .......           -0-        -0-      (.03)        -0-        -0-
                                      ----------------------------------------------------
Total dividends and
   distributions ...............         (.54)      (.53)      (.57)      (.59)      (.58)
                                      ----------------------------------------------------
Net asset value,
   end of period ...............       $13.75     $13.11     $14.25     $13.89     $13.39
                                      ====================================================
Total Return
Total investment return based
   on net asset value(c) .......         9.27%     (4.44)%     6.84%      8.37%      4.99%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $15,536    $16,391    $16,013    $13,436    $12,826
Ratios to average net assets of:
   Expenses, net of
     fee waivers ...............         1.79%      1.75%      1.75%      1.81%      1.78%
   Expenses, before
     fee waivers ...............         1.79%      1.75%      1.75%      1.81%      1.78%
   Net investment income,
     net of fee waivers ........         4.12%      3.89%      3.82%      4.39%      4.49%
Portfolio turnover rate ........          174%       100%         0%        35%       118%

(a)   Net of fees waived by the Adviser.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
80 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    REPORT OF ERNST & YOUNG LLP
                                                    INDEPENDENT AUDITOR'S REPORT
                                                    ----------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors Alliance Municipal
Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2000


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 81

-----------------------
FEDERAL TAX INFORMATION
-----------------------

FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the following table represents each portfolio's designation of "exempt-interest dividends" and long-term capital gain distributions paid during the fiscal year ended October 31, 2000. As required by Federal tax law, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and long term capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                                      Exempt-
                                                                      Interest
Portfolio                                                             Dividends
=========                                                            ===========
California.........................................................  $51,287,341
Insured California.................................................    6,474,588
Insured National...................................................    9,556,082
National...........................................................   33,317,032
New York...........................................................   19,946,800


--------------------------------------------------------------------------------
82 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a Fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as Standard & Poor's Ratings group or Moody's Investors Services. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. Government debt obligations, backed by the full faith and credit of the U.S. Government. Treasuries are issued either as bills, notes or bonds, depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 83

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
84 o ALLIANCE MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 85

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
86 o ALLIANCE MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares

Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 87

NOTES


--------------------------------------------------------------------------------
88 o ALLIANCE MUNICIPAL INCOME FUND

Alliance Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MUNIAR1000